File No. [333- ]

As filed with the U.S. Securities and Exchange Commission on April 28, 2025

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO.

JOHN HANCOCK FUNDS II

(Exact Name of Registrant as Specified in Charter)

200 Berkeley Street

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

800-225-5291

(Registrant’s Area Code and Telephone Number)

Christopher Sechler, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

Copies to:

Mark P. Goshko, Esq.

K&L Gates LLP

One Congress Street, Suite 2900

Boston, MA 02114

(617) 261-3163

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Shares of beneficial interest of Registrant

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

It is proposed that the filing will become effective on May 28, 2025 pursuant to Rule 488 under the Securities Act of 1933, as amended.

vote today We need your input on an important proposal that affects your investment Online [ ] Phone [ ] Mail Sign and return the enclosed voting card

[May , 2025]

Your action is required. Please vote today.

Dear John Hancock New Opportunities Fund shareholder:

At John Hancock Investment Management, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and long-term prospects for growth, and whether the combination of similar funds might promote beneficial economies of scale. On occasions where we believe a fund may benefit from its combination with another similar fund, we have taken action, and we believe your fund would benefit from such action at this time. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock New Opportunities Fund (the “Fund” or “Target Fund”) with and into John Hancock Small Cap Dynamic Growth Fund (the “Acquiring Fund”) (the “Reorganization”).

Advantages of the proposed merger:

•

Expected economies of scale and potentially lower expenses in the future. Following the Reorganization, and after allocation of any Reorganization costs, on a pro forma basis, the operating expense ratios of Class A, Class C, Class I and Class R6 shares of the Acquiring Fund to be received in the Reorganization are expected to be lower than the respective operating expense ratios for the corresponding share class of the Target Fund after expense waivers. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

•

Same investment objective. The proposed merger is expected to allow shareholders of the Target Fund to pursue the same investment objective in a larger combined fund. Both the Target Fund and the Acquiring Fund have the same investment objective: to seek long-term capital appreciation. The Target Fund invests primarily in common stock and preferred stock of U.S. small-capitalization companies. The Acquiring Fund invests primarily in common stocks of small cap-companies. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

•

Continuity of management. John Hancock Investment Management LLC serves as investment advisor to your Fund and the Acquiring Fund and will continue to serve as the investment advisor to the combined fund. GW&K Investment Management, LLC serves as the investment subadvisor of the Target Fund. Axiom Investors LLC serves as the investment subadvisor to the Acquiring Fund and will continue to serve as the investment subadvisor to the combined fund.

How to vote

Note that this Reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting will be held at 200 Berkeley Street, Boston, Massachusetts 02116 on August 15, 2025, at [2:00 P.M.], Eastern Time

Please read the enclosed proxy statement, and vote your shares as described below. While you may attend the meeting, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:

Online: [ ]

Phone: [ ]

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Kristie M. Feinberg

President (Chief Executive Officer and Principal Executive Officer)

John Hancock Investment Management

Head of Wealth and Asset Management

United States and Europe

Please vote today We need your input on an important proposal that affects your investmentOnline Phone Mail

[May , 2025]

Your action is required. Please vote today.

Dear John Hancock New Opportunities Fund shareholder:

At John Hancock Investment Management, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and long-term prospects for growth, and whether the combination of similar funds might promote beneficial economies of scale. On occasions where we believe a fund may benefit from its combination with another similar fund, we have taken action, and we believe your fund would benefit from such action at this time. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock New Opportunities Fund (the “Fund” or “Target Fund”) with and into John Hancock Small Cap Dynamic Growth Fund (the “Acquiring Fund”) (the “Reorganization”).

Advantages of the proposed merger:

•

Expected economies of scale and potentially lower expenses in the future. Following the Reorganization, and after allocation of any Reorganization costs, on a pro forma basis, the operating expense ratios of Class A, Class C, Class I and Class R6 shares of the Acquiring Fund to be received in the Reorganization are expected to be lower than the respective operating expense ratios for the corresponding share class of the Target Fund after expense waivers. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

•

Same investment objective. The proposed merger is expected to allow shareholders of the Target Fund to pursue the same investment objective in a larger combined fund. Both the Target Fund and the Acquiring Fund have the same investment objective: to seek long-term capital appreciation. The Target Fund invests primarily in common stock and preferred stock of U.S. small-capitalization companies. The Acquiring Fund invests primarily in common stocks of small cap-companies. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

•

Continuity of management. John Hancock Investment Management LLC serves as investment advisor to your Fund and the Acquiring Fund and will continue to serve as the investment advisor to the combined fund. GW&K Investment Management, LLC serves as the investment subadvisor of the Target Fund. Axiom Investors LLC serves as the investment subadvisor to the Acquiring Fund and will continue to serve as the investment subadvisor to the combined fund.

How to vote

Note that this Reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting will be held at 200 Berkeley Street, Boston, Massachusetts 02116 on August 15, 2025, at [2:00 P.M.], Eastern Time

Please read the enclosed proxy statement, and vote your shares as described below. While you may attend the meeting, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Kristie M. Feinberg

President (Chief Executive Officer and Principal Executive Officer)

John Hancock Investment Management

Head of Wealth and Asset Management

United States and Europe

JOHN HANCOCK NEW OPPORTUNITIES FUND

(a series of John Hancock Funds II)

(the “Fund”)

200 Berkeley Street

Boston, MA 02116

800-225-5291

Notice of Special Meeting of Shareholders

Scheduled for August 15, 2025

This is the formal agenda for the Fund’s shareholder meeting. It tells you what matters will be voted on and the time of the meeting, in case you want to attend.

To the shareholders of the Fund:

A shareholder meeting of the Fund will be held at 200 Berkeley Street, Boston, Massachusetts 02116 on August 15, 2025, at [2:00 P.M.], Eastern Time (the “Meeting”) to consider the following:

1.

A proposal to approve an Agreement and Plan of Reorganization between the John Hancock New Opportunities Fund, a series of John Hancock Funds II (the “Target Fund”) and John Hancock Small Cap Dynamic Growth Fund, a series of John Hancock Funds II (the “Acquiring Fund” and together with the Target Fund, the “Funds”). Under this agreement, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of the Target Fund. The direct costs of the Reorganization will be borne by the Funds, however, since the Target Fund is currently subject to an expense reimbursement agreement, the merger costs allocated to the Target Fund will, in effect, be borne by John Hancock Investment Management LLC, the advisor to the Funds. The Acquiring Fund would also assume substantially all of the Target Fund’s liabilities. Your Fund’s Board of Trustees recommends that you vote FOR this proposal.

John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)
Class A	Class A
Class C	Class C
Class I	Class I
Class R2	Class R6
Class R4	Class R6
Class R6	Class R6
Class 1	Class R6

2.	Any other business that may properly come before the meeting.

Shareholders of record as of May 9, 2025, are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

By order of the Board of Trustees,

/s/
Christopher Sechler
Secretary, John Hancock Funds II
Boston, Massachusetts, [May ], 2025

PROXY STATEMENT for

John Hancock New Opportunities Fund (the “Target Fund,” or “your Fund”),

a series of John Hancock Funds II

PROSPECTUS for

John Hancock Small Cap Dynamic Growth Fund (the “Acquiring Fund”)

a series of John Hancock Funds II,

(together with the Target Fund, the “Funds,” and each a “Fund”)

The address of each Fund is 200 Berkeley Street, Boston, Massachusetts 02116. The telephone number of each Fund is 800-225-5291.

* * * * * *

This proxy statement and prospectus (the “Proxy/Prospectus”) contains the information shareholders should know before voting on the proposed reorganization of their Fund into the Acquiring Fund (the “Reorganization”). Please read it carefully and retain it for future reference.

How the Reorganization will Work

•

Your Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume substantially all of your Fund’s liabilities (other than any liabilities of your Fund arising under the Agreement and Plan of Reorganization between your Fund and the Acquiring Fund).

•

The Acquiring Fund will issue shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to corresponding shares as shown in the chart below. These shares will be distributed to your Fund’s applicable class of shareholders in proportion to their holdings on the Reorganization date.

•	No sales charges will be imposed on shares of the Acquiring Fund received by shareholders of your Fund.

•	Your Fund will be terminated, and shareholders of your Fund will become shareholders of the Acquiring Fund.

•	For U.S. federal income tax purposes, the Reorganization is not intended to result in the recognition of income, gain, or loss by your Fund, the Acquiring Fund, or the shareholders of your Fund.

John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)
Class A	Class A
Class C	Class C
Class I	Class I
Class R2	Class R6
Class R4	Class R6
Class R6	Class R6
Class 1	Class R6

Rationale for the Reorganization

The Reorganization is intended to consolidate your Fund with a similar fund advised by John Hancock Investment Management LLC (the “Advisor” or “JHIM”) and subadvised by Axiom Investors LLC (the “Subadvisor” or “Axiom”). The individuals that currently act as the portfolio managers that are jointly and primarily responsible for the day-to-day management of the Acquiring Fund are expected to continue to manage the combined fund following the Reorganization. The Reorganization is expected to allow your Fund to pursue the same investment objective in a fund with substantially similar principal investment strategies, with the potential for better future performance, comparable risk, and lower total expenses after waivers. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Target Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base. Your Fund seeks long-term capital appreciation, and the Acquiring Fund seeks (and the combined fund will also seek) long-term capital appreciation.

The Target Fund invests primarily in common stock and preferred stock of U.S. small-capitalization companies. The Acquiring Fund invests primarily in common stocks of small cap-companies. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

While the Acquiring Fund and Target Fund have the same investment objective and similar principal investment strategies and all securities held by the Target Fund are consistent with the Acquiring Fund’s investment restrictions and can be held by the Acquiring Fund, prior to the Reorganization, the Target Fund is planning to sell approximately [__]% of its investments in anticipation of the Reorganization and invest the proceeds of such sales due to the investment preferences of the portfolio management team.

Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative. The combination of the Funds resulting from the Reorganization may enable the combined fund to benefit from the ability to spread fixed expenses over a larger asset base in a manner that may contribute to a lower expense ratio in the long-term than each Fund would achieve separately after current expense waivers. As shown in the table below, the hypothetical pro forma expense ratios of the Acquiring Fund shares received in the Reorganization as of February 28, 2025, were lower than those of the corresponding share class of the Target Fund after expense waivers.

After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.

	John Hancock New Opportunities Fund (Target Fund) (for the fiscal period ended February 28, 2025)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (for the fiscal period ended February 28, 2025)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund) (for the fiscal period ended February 28, 2025)
Class A - (Gross Expense Ratio)	1.21%	1.33%	1.29%
Class A - (Net Expense Ratio)	1.20%	1.19%	1.19%
Class C - (Gross Expense Ratio)	1.96%	2.08%	2.04%
Class C - (Net Expense Ratio)	1.95%	1.94%	1.94%
Class I - (Gross Expense Ratio)	0.96%	1.08%	1.04%
Class I - (Net Expense Ratio)	0.95%	0.94%	0.94%
Class R2 - (Gross Expense Ratio)[1]	1.30%	—	—
Class R2 - (Net Expense Ratio)[1]	1.29%	—	—
Class R4 - (Gross Expense Ratio)[1]	1.14%	—	—
Class R4 - (Net Expense Ratio)[1]	1.03%	—	—
Class R6 - (Gross Expense Ratio)	0.85%	0.98%	0.93%
Class R6 - (Net Expense Ratio)	0.84%	0.83%	0.83%
Class 1 - (Gross Expense Ratio)[1]	0.90%	—	—
Class 1 - (Net Expense Ratio)[1]	0.89%	—	—

[1]	Target Fund shareholders of this class will receive Class R6 shares of the Acquiring Fund in the Reorganization.

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund, merging the Target Fund with other funds, or such other options the Board may consider.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

• The Acquiring Fund Class A, Class C, Class I and Class R6 summary prospectus, dated January 1, 2025, as supplemented to date.	This summary prospectus is in the same envelope as this Proxy/Prospectus. This document is incorporated by reference into (and therefore legally part of) this Proxy/Prospectus.

•  The statement of additional information (“SAI”) dated [], 2025, which relates to this Proxy/Prospectus and the Reorganization and contains additional information about the Acquiring Fund (File No. [333-]).

These documents and additional information about the Funds are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 800-225-5291 (Class A and Class C) or 888-972-8696 (Class I, Class R2, Class R4, and Class R6).

Information in these documents is incorporated by reference into (and therefore legally part of) this Proxy/Prospectus. The SEC file numbers for John Hancock Funds II, of which both the Target Fund and the Acquiring Fund is a series, are 811-21779 and 333-126293.

•  The Target Fund Class A, Class C, Class I, Class R2, Class R4 and Class R6 prospectus, dated January 1, 2025, as supplemented to date.

•  The Acquiring Fund Class A, Class C, Class I and Class R6 prospectus, dated January 1, 2025, as supplemented to date.

•  The Target Fund SAI dated January 1, 2025, as supplemented to date.

• The Acquiring Fund SAI dated January 1, 2025, as supplemented to date.

•  The Target Fund’s semiannual shareholder report, dated February 28, 2025.

•  The Acquiring Fund’s semiannual shareholder report, dated February 28, 2025.

•  The Target Fund’s annual shareholder report, dated August 31, 2024.

• The Acquiring Fund’s annual shareholder report, dated August 31, 2024.

The date of this Proxy/Prospectus is [May  ], 2025.

INTRODUCTION

This Proxy/Prospectus is being used by the Board of Trustees (the “Board”) of John Hancock Funds II (the “Trust”) to solicit proxies to be voted at a special meeting of your Fund’s shareholders (the “Meeting”). The Meeting will be held at 200 Berkeley Street, Boston, Massachusetts 02116 on August 15, 2025, at [2:00 P.M.], Eastern Time.

The purpose of the Meeting is to consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of your Fund into the Acquiring Fund (the “Reorganization”). This Proxy/Prospectus will be delivered to your Fund’s shareholders on or about [    ], 2025.

The Proxy/Prospectus includes information that is specific to the proposal, including summary comparisons. You should read the entire Proxy/Prospectus carefully, including Exhibit A (which contains a form of the Agreement), the enclosed summary prospectus, and the annual and semiannual shareholder reports (available upon request) of the Funds, because they contain details that are not in the summary comparisons. Shareholders of the Target Fund may redeem their shares at any time prior to the Reorganization.

Who is Eligible to Vote?

Shareholders of record of the Target Fund on May 9, 2025, are entitled to attend and vote at the Meeting or any adjourned meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign and timely submit a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If your proxy is not received on a timely basis, it will not be counted. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL — REORGANIZATION OF JOHN HANCOCK NEW OPPORTUNITIES FUND

Approval of Agreement and Plan of Reorganization between John Hancock New Opportunities Fund and John Hancock Small Cap Dynamic Growth Fund

Under this Agreement, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for shares in the Acquiring Fund, as described in the Agreement. These shares would be distributed proportionately to the shareholders of the Target Fund. The direct costs of the Reorganization will be borne by the Target Fund and the Acquiring Fund, however, since the Target Fund is currently subject to an expense reimbursement, the merger costs allocated to the Target Fund will, in effect, be borne by the Advisor. The Acquiring Fund would also assume substantially all of the liabilities of the Target Fund. The Target Fund Board unanimously recommends that shareholders vote FOR this proposal.

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund, merging the Target Fund with other funds, or such other options the Board may consider.

SUMMARY COMPARISONS OF TARGET FUND TO ACQUIRING FUND

Comparison of Funds’ Investment Objectives, Strategies, and Policies

John Hancock New Opportunities Fund, a series of John Hancock Funds II (Target Fund)	John Hancock Small Cap Dynamic Growth Fund, a series of John Hancock Funds II (Acquiring Fund)
Approximate Net Assets of Each Fund (as of April 28, 2025)
$[ ]	$[ ]

John Hancock New Opportunities Fund, a series of John Hancock Funds II (Target Fund)	John Hancock Small Cap Dynamic Growth Fund, a series of John Hancock Funds II (Acquiring Fund)

Investment Advisor

John Hancock Investment Management LLC

Investment Subadvisor

GW&K Investment Management, LLC	Axiom Investors LLC

Portfolio Managers

Joseph C. Graigen, CFA • Partner and Equity Portfolio Manager • Managed the fund since 2014 Daniel L. Miller, CFA • Partner and Director of Equities • Managed the fund since 2014	Matthew Franco, CFA • Managing Director and Portfolio Manager • Managed the fund since 2023 David Kim, CFA • Senior Vice President and Portfolio Manager • Managed the fund since 2023

Investment Objective

To seek long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small-capitalization U.S. companies. The fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. Capitalization ranges will change over time. The fund may invest in any economic sector, and at times may emphasize one or more particular sectors.

The fund also may invest in: (a) securities of foreign issuers, including foreign issuers located in emerging markets, either directly through investments in foreign currency-denominated securities traded outside of the U.S. or indirectly through depositary receipts; (b) real estate investment trusts (REITs); (c) initial public offerings (IPOs); and (d) master limited partnerships (MLPs).

Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small-cap companies. The fund defines small-cap companies as those that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000 Growth Index (approximately $13.7 billion as of October 31, 2024).

The fund invests mainly in common stocks, but it may also invest in exchange-traded funds (ETFs) to a limited extent, generally for purposes of gaining temporary market exposure.

The manager’s growth philosophy and process is focused on fundamental, bottom-up stock selection and includes three key elements: (i) positive fundamental changes, (ii) sustainable earnings growth, and (iii) an attractive valuation. The manager’s investment process generally begins with the broad universe of securities included in U.S. small capitalization indices. The manager seeks to achieve the fund’s investment objective by investing in equity investments that the manager believes will provide higher returns than the Russell 2000 Growth Index. The manager then focuses its fundamental research by collecting, scoring and monitoring forward-looking operational data related to specific companies, industries, and sectors. It then seeks to identify quantifiable changes by consistently tracking these data points.

John Hancock New Opportunities Fund, a series of John Hancock Funds II (Target Fund)	John Hancock Small Cap Dynamic Growth Fund, a series of John Hancock Funds II (Acquiring Fund)

The manager utilizes fundamental research and bottom-up stock selection to identify undervalued small cap companies with sustainable earnings growth, and whose management is focused on enhancing value for shareholders. The manager seeks to hold securities for the long term. The manager focuses on quality small-cap companies with sound management and long-term sustainable growth, regardless of style. In selecting companies, the manager looks for firms with the following key attributes:

•  Experienced, tenured, high-quality management

•  Business models that deliver consistent long-term growth

•  Leading companies in attractive and defensible niche markets

•  Strong financial characteristics; and

•  Appropriate valuation.

Various factors may lead the manager to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the manager believes that the security has become overvalued.

Once the manager has identified a positive change, it holistically assesses the key company, industry, sector, macro and country stock drivers and compares them to consensus expectations. The fund may focus its investments in a particular sector or sectors of the economy. The manager then determines a risk/return rating for each company it has identified. This ranking is utilized by the portfolio management team to build a portfolio with consistent and balanced risk/return characteristics.

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.

The operational metrics and investment thesis of the portfolio’s holdings are continuously monitored to ensure the ranking and weighting of each security in the portfolio is appropriate given the level of risk/return. The fund may trade securities actively as the investment thesis improves or deteriorates.

Changes to Principal Investment Strategies

The Board can change the Fund’s investment objective and strategies without shareholder approval.	The Board can change the Fund’s investment objective and strategies without shareholder approval. The Fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

Temporary Defensive Investing

Each Fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture. To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between the Funds.

Investment Objectives and Principal Investment Strategies

As shown in the table above, the Funds have the same investment objective: to seek long-term capital appreciation.

The Target Fund invests primarily in common stock and preferred stock of U.S. small-capitalization companies. The Acquiring Fund invests primarily in common stocks of small cap-companies. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

The Reorganization is not expected to result in any change to the investment objective or principal investment policies of the Acquiring Fund, or any substantial change in portfolio composition of the Acquiring Fund. The primary difference in the Funds’ stated principal investment strategies is that the Target Fund may also invest in securities of foreign issuers, real estate investment trusts (REITs), initial public offerings (IPOs), and master limited partnerships (MLPs), whereas the Acquiring Fund may also invest in ETFs to a limited extent, generally for purpose of gaining temporary market exposure.

The Target Fund defines small-cap companies as those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. The Acquiring Fund defines small-cap companies as those that at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000 Growth Index. The manager of the Acquiring Fund considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. Please refer to the Funds’ current prospectuses, as may be supplemented, for additional details regarding the Funds’ respective principal investment strategies.

While the Acquiring Fund and Target Fund have the same investment objective and similar principal investment strategies and all securities held by the Target Fund are consistent with the Acquiring Fund’s investment restrictions and can be held by the Acquiring Fund, prior to the Reorganization, the Target Fund is planning to sell approximately [ ]% of its investments in anticipation of the Reorganization and invest the proceeds of such sales due to the investment preferences of the portfolio management team.

As of August 31, 2024, the sales of portfolio securities by the Target Fund are expected to result in brokerage commissions of approximately $[ ] ([ ]%, or [less than one penny per share]), resulting in anticipated capital loss of $ [ ] ($[ ] per share). Sales of portfolio securities by the Acquiring Fund after the Reorganization are expected to have no cost. The actual costs and capital gains may differ due to the timing of such sales.

Comparison of Investment Restrictions

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund has adopted investment policies that can be changed only with shareholder approval. These policies are referred to as “fundamental investment restrictions.” In addition, each Fund has also adopted investment restrictions that are “non-fundamental,” i.e., restrictions that can be changed by Board action alone. The fundamental investment restrictions of the Target Fund and Acquiring Fund are the same. The Target Fund and the Acquiring Fund also have the same non-fundamental investment restrictions. The combined fund will continue to follow the fundamental and non-fundamental investment restrictions of the Acquiring Fund.

John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)

Fundamental Investment Restrictions

The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The fund may not engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.	The fund may not engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

The fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.	The fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

The fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Investment Restrictions

The fund will not knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.	The fund will not knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.

The fund will not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation.	The fund will not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation.

The fund will not pledge, hypothecate, mortgage or transfer as security for indebtedness any securities held by the fund, except in an amount of not more than 33 1/3% of the value of the fund’s total assets. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.	The fund will not pledge, hypothecate, mortgage or transfer as security for indebtedness any securities held by the fund, except in an amount of not more than 33 1/3%% of the value of the fund’s total assets. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

COMPARISON OF FUND CLASSES

The Target Fund currently offers Class A, Class C, Class I, Class R2, Class R4, Class R6 and Class 1 shares. The Acquiring Fund currently offers Class A, Class C, Class I and Class R6 shares. The Acquiring Fund also currently offers Class NAV shares, however they are not involved in the Reorganization. The terms of each corresponding share classes to be exchanged in the Reorganization are identical as between the Funds, except that the distribution and service fees applicable to the Acquiring Fund’s Class R6 shares differ from the Target Fund’s Class R2, Class R4 and Class 1 shares, as described in the below table. Shareholders of Class R2, Class R4 and Class 1 shares of the Target Fund will receive Class R6 shares of the Acquiring Fund in the Reorganization.

Class A shares of the Target and Acquiring Fund

•  Class A shares are offered with a front-end sales charge equal to a specified percentage of the offering price (net asset value per share plus any initial sales charge) based on the dollar amount of your investment, as described in the section “How sales charges for Class A and Class C shares are calculated” of the Target Fund and Acquiring Fund’s prospectus.

•  Class A shares are offered with a 1.00% contingent deferred sales charge (“CDSC”) on certain investments in Class A shares sold within one year of purchase, including those of $1,000,000 or more.

•  Class A shares are subject to distribution and service (Rule 12b-1) fees equal to an annual rate of 0.25% of the average daily net assets attributable to the Fund’s Class A shares.

•  Class A shares have a minimum investment requirement of $1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms.

•  Class A shares are not available to group retirement plans that do not currently hold Class A shares of a Fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided in the Funds’ prospectuses.

•  Class A shares charge a small account fee of $20 for fund account balances under $1,000.

Class C shares of the Target and Acquiring Fund

•  Class C shares are offered without a front-end sales charge but are subject to a 1.00% CDSC for both Funds.

•  Class C shares are subject to Rule 12b-1 fees equal to an annual rate of 1.00% of the average daily net assets attributable to the Class C shares of both Funds.

•  Class C shares have a minimum investment requirement of $1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms.

•  The maximum amount that you may invest in Class C shares with any single purchase is $999,999.99.

•  Class C shares automatically convert to Class A shares after eight years.

•  Class C shares charge a small account fee of $20 for fund account balances under $1,000.

Class I shares of the Target and Acquiring Fund

•  Class I shares are offered with no front-end sales charge and are not subject to a CDSC. However, if you purchase Class I Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.

•  Class I shares are not subject to Rule 12b-1 fees.

•  The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion.

•  Class I shares are offered without any sales charges to certain investors, as set forth in the Funds’ prospectuses.

Class R2 Shares of the Target Fund

•  Class R2 shares are offered without a front-end sales charge and are not subject to a CDSC.

•  Class R2 shares are subject to Rule 12b-1 fees equal to an annual rate of 0.25% of the average daily net assets attributable to the Class C shares.

•  Class R2 shares are offered only to certain types of investors listed in the Fund’s prospectuses.

•  There is no minimum investment required for Class R2 shares.

Class R4 Shares of the Target Fund

•  Class R4 shares are offered without a front-end sales charge and are not subject to a CDSC.

•  Class R4 shares are subject to Rule 12b-1 fees equal to an annual rate of 0.15% of the average daily net assets attributable to the Class R4 shares (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed to waive 0.10% of these fees through December 31, 2025).

•  Class R4 shares are offered only to certain types of investors listed in the Fund’s prospectuses.

•  There is no minimum investment required for Class R4 shares.

Class R6 shares of the Target and Acquiring Fund	• Class R6 shares are offered without a front-end sales charge and are not subject to a CDSC. • Class R6 shares are not subject to Rule 12b-1 fees.

•  The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned.

•  Class R6 shares are offered only to certain types of investors listed in the Funds’ prospectuses. Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.

Class 1 Shares of the Target Fund

•  Class 1 shares are offered without a front-end sales charge and are not subject to a CDSC.

•  Class 1 shares are subject to Rule 12b-1 fees equal to an annual rate of 0.05% of the average daily net assets attributable to the Class 1 shares.

•  Class 1 shares are offered only to certain types of investors listed in the Fund’s prospectuses.

•  There is no minimum investment required for Class 1 shares.

Net Asset Value. All purchases, exchanges, and sales are made at a price based on the next net asset value per share (“NAV”) of the class of a Fund to be calculated after your request is received in good order. Each Fund’s NAV is normally determined once daily as of the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time, on each business day that the NYSE is open).

Redemptions and Exchanges. Class A, Class C, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C); 888-972-8696 (Class I and Class R6). Class R2, Class R4 and Class 1 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Commencement Dates. Class A, Class I, Class C, Class R2, Class R4 and Class R6 shares of the Target Fund commenced operations on May 27, 2015 and Class 1 shares of the Target Fund commenced operations October 17, 2005. Class A, Class C, Class I, and Class R6 shares of the Acquiring Fund commenced operations on March 27, 2018.

COMPARISON OF INVESTMENT RISKS

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following table describes the Funds’ principal risks.

Principal Risks Applicable to Both the Target Fund and the Acquiring Fund (alphabetical order)

Economic and market events risk.  Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Healthcare sector risk. Health sciences companies may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims, and legislative or regulatory activities, among other factors.

Liquidity risk.  The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

Operational and cybersecurity risk.  Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Principal Risks Applicable only to the Acquiring Fund

ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.

Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.

High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.

Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.

Small company risk. Small companies are generally less established and may be more volatile than larger companies. Small-capitalization securities may underperform the market as a whole.

Principal Risks Applicable only to the Target Fund

Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Master limited partnership (MLP) risk. MLPs generally reflect the risks associated with their underlying assets and with pooled investment vehicles. MLPs with credit-related holdings are subject to interest-rate risk and risk of default.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Real estate investment trust (REIT) risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

COMPARISON OF EXPENSES

As shown in the table below, the pro forma total annual operating expenses of the Class A, Class C, Class I and Class R6 shares of the combined Fund to be issued in the Reorganization are expected to be lower than the expenses of the Class A, Class C, Class I, Class R2, Class R4, Class R6 and Class 1 shares of the Target Fund to be exchanged, after expense waivers.

After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.

	John Hancock New Opportunities Fund (Target Fund) (for the fiscal period ended February 28, 2025)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (for the fiscal period ended February 28, 2025)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund) (for the fiscal period ended February 28, 2025)
Class A - (Gross Expense Ratio)	1.21%	1.33%	1.29%
Class A - (Net Expense Ratio)	1.20%	1.19%	1.19%
Class C - (Gross Expense Ratio)	1.96%	2.08%	2.04%
Class C - (Net Expense Ratio)	1.95%	1.94%	1.94%
Class I - (Gross Expense Ratio)	0.96%	1.08%	1.04%
Class I - (Net Expense Ratio)	0.95%	0.94%	0.94%
Class R2 - (Gross Expense Ratio)[1]	1.30%	—	—
Class R2 - (Net Expense Ratio)[1]	1.29%	—	—
Class R4 - (Gross Expense Ratio)[1]	1.14%	—	—
Class R4 - (Net Expense Ratio)[1]	1.03%	—	—
Class R6 - (Gross Expense Ratio)	0.85%	0.98%	0.93%
Class R6 - (Net Expense Ratio)	0.84%	0.83%	0.83%
Class 1 - (Gross Expense Ratio)[1]	0.90%	—	—
Class 1 - (Net Expense Ratio)[1]	0.89%	—	—

[1]	Target Fund shareholders of this class will receive Class R6 shares of the Acquiring Fund in the Reorganization.

The Funds’ expenses

Shareholders of all mutual funds pay various expenses, either directly or indirectly. “Shareholder Fees” are charged directly to your account. “Annual Fund Operating Expenses” are paid from a Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than current expenses. The Class A shares of the Funds involved in the Reorganization are subject to a front-end sales charge, a CDSC on certain purchases, including those of $1,000,000 or more, and a small account fee. The Class C shares of the Funds involved are not subject to a front-end sales charge, but are subject to a CDSC and a small account fee. The Class I and Class R6 shares of the Funds involved in the Reorganization are not subject to any shareholder fees. In addition, the Class R2, Class R4 and Class 1 shares of the Target Fund are not subject to any shareholder fees.

The following expense tables briefly describe the fees and the expenses that shareholders of the Target Fund and the Acquiring Fund may pay if they buy and hold shares of each respective Fund and are based on: (a) expenses paid by Class A, Class C, Class I, Class R2, Class R4, Class R6 and Class 1 shares of the Target Fund for the twelve month period ended February 28, 2025, the end of the Target Fund’s most recently completed semiannual period; (b) expenses for Class A, Class C, Class I and Class R6 shares of the Acquiring Fund for the twelve month period ended February 28, 2025, the end of the Acquiring Fund’s most recently completed semiannual period; and (c) the pro forma expenses of the Class A, Class C, Class I and Class R6 shares of the combined Acquiring Fund to be received in the

Reorganization as of February 28, 2025, (showing the effect of the Reorganization had it occurred on March 1, 2024, the beginning of the twelve month period ended February 28, 2025). The expense tables set forth below do not include any of the Reorganization expenses or repositioning costs. The Fund’s expenses after the Reorganization may be greater or less than those shown. After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.

The following table illustrates the anticipated changes in operating expenses expected as a result of the Reorganization.

Target Fund Class A — Acquiring Fund Class A

Shareholder fees (%)

(fees paid directly from your investment)

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class A	Class A	Class A
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	5.00	5.00
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1,000,000 or more)	1.00 (on certain purchases, including those of $1,000,000 or more)	1.00 (on certain purchases, including those of $1,000,000 or more)
Small account fee (for fund account balances under $1,000) ($)	20	20	20

Annual Fund Operating Expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class A	Class A	Class A
Management fee	0.73%	0.85%	0.85%
Distribution and service (Rule 12b-1) fees	0.25%	0.25%	0.25%
Other expenses	0.23%	0.22%	0.18%
Acquired fund fees and expenses	0.00%	0.01%[2]	0.01%[2]
Total annual fund operating expenses	1.21%	1.33%[3]	1.29%
Contractual expense reimbursement	(0.01)%[1]	(0.14)%[1,4]	(0.10)%[1,4]
Total annual fund operating expenses after expense reimbursements	1.20%	1.19%	1.19%

*	Expenses have been restated to reflect current fees and assets.
[1]

The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
[2]	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
[3]

The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

[4]

The Advisor contractually agrees to reduce its management fee for the fund or, if necessary, make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.82% of average daily net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on December 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Target Fund Class C — Acquiring Fund Class C

Shareholder fees (%)

(fees paid directly from your investment)

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class C	Class C	Class C
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00	1.00	1.00
Small account fee (for fund account balances under $1,000) ($)	20	20	20

Annual Fund Operating Expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class C	Class C	Class C
Management fee	0.73%	0.85%	0.85%
Distribution and service (Rule 12b-1) fees	1.00%	1.00%	1.00%
Other expenses	0.23%	0.22%	0.18%
Acquired fund fees and expenses	0.00%	0.01%[2]	0.01%[2]
Total annual fund operating expenses	1.96%	2.08%[3]	2.04%[3]
Contractual expense reimbursement	(0.01)%[1]	(0.14)%[1,4]	(0.10)%[1,4]

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class C	Class C	Class C
Total annual fund operating expenses after expense reimbursements	1.95%	1.94%	1.94%

[1]

The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[2]	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
[3]

The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

[4]

The Advisor contractually agrees to reduce its management fee for the fund or, if necessary, make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.82% of average daily net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on December 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Target Fund Class I — Acquiring Fund Class I

Shareholder fees

Class I shares of the Target Fund and the Acquiring Fund have no shareholder fees. After the Reorganization, Class I shares of the combined fund will also have no shareholder fees.

Annual Fund Operating Expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class I	Class I	Class I
Management fee	0.73%	0.85%	0.85%
Other expenses	0.23%	0.22%	0.18%
Acquired fund fees and expenses	0.00%	0.01%[2]	0.01%[2]
Total annual fund operating expenses	0.96%	1.08%[3]	1.04%[3]
Contractual expense reimbursement	(0.01)%[1]	(0.14)%[1,4]	(0.10)%[4]
Total annual fund operating expenses after expense reimbursements	0.95%	0.94%	0.94%

[1]

The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[2]	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
[3]

The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

[4]

The Advisor contractually agrees to reduce its management fee for the fund or, if necessary, make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.82% of average daily net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on December 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Target Fund Class R2 — Acquiring Fund Class R6

Shareholder fees

Class R2 shares of the Target Fund have no shareholder fees and Class R6 shares of the Acquiring Fund have no shareholder fees. After the Reorganization, Class R6 shares of the combined fund will also have no shareholder fees.

Annual Fund Operating Expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class R2	Class R6	Class R6
Management fee	0.73%	0.85%	0.85%
Distribution and service (Rule 12b-1) fees	0.25%	0.00%	0.00%
Other expenses	0.32%	0.12%	0.07%
Acquired Fund Fees and Expenses	0.00%	0.01%[2]	0.01%[2]
Total annual fund operating expenses	1.30%	0.98%[3]	0.93%[3]
Contractual expense reimbursement	(0.01)%[1]	(0.15)%[1,4]	(0.10	)% [1,4]
Total annual fund operating expenses after expense reimbursements	1.29%	0.83%	0.83%

[1]

The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[2]	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
[3]

The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

[4]

The Advisor contractually agrees to reduce its management fee for the fund or, if necessary, make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.82% of average daily net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on December 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Target Fund Class R4 — Acquiring Fund Class R6

Shareholder fees

Class R4 shares of the Target Fund have no shareholder fees and Class R6 shares of the Acquiring Fund have no shareholder fees. After the Reorganization, Class R6 shares of the combined fund will also have no shareholder fees.

Annual Fund Operating Expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class R4	Class R6	Class R6
Management fee	0.73%	0.85%	0.85%
Distribution and service (Rule 12b-1) fees	0.25%	0.00%	0.00%
Other expenses	0.16%	0.12%	0.07%
Acquired Fund Fees and Expenses	0.00%	0.01%[2]	0.01%[2]
Total annual fund operating expenses	1.14%	0.98%[3]	0.93%[3]
Contractual expense reimbursement	(0.11)%[1,5]	(0.15)%[1,4]	(0.10	)% [1,4]
Total annual fund operating expenses after expense reimbursements	1.03%	0.83%	0.83%

[1]

The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[2]	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
[3]

The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

[4]

The Advisor contractually agrees to reduce its management fee for the fund or, if necessary, make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.82% of average daily net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on December 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[5]

The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2025, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Target Fund Class R6 — Acquiring Fund Class R6

Shareholder fees

Class R6 shares of the Target Fund and the Acquiring Fund have no shareholder fees. After the Reorganization, Class R6 shares of the combined fund will also have no shareholder fees.

Annual Fund Operating Expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class R6	Class R6	Class R6
Management fee	0.73%	0.85%	0.85%
Other expenses	0.12%	0.12%	0.07%
Acquired fund fees and expenses	0.00%	0.01%[2]	0.01%[2]
Total annual fund operating expenses	0.85%	0.98%[3]	0.93%[3]
Contractual expense reimbursement	(0.01)%[1]	(0.15)%[1,4]	(0.10	)% [1,4]
Total annual fund operating expenses after expense reimbursements	0.84%	0.83%	0.83%

[1]

The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[2]	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
[3]

The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

[4]

The Advisor contractually agrees to reduce its management fee for the fund or, if necessary, make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.82% of average daily net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on December 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Target Fund Class 1 — Acquiring Fund Class R6

Shareholder fees

Class 1 shares of the Target Fund and Class R6 shares of the Acquiring Fund have no shareholder fees. After the Reorganization, Class R6 shares of the combined fund will also have no shareholder fees.

Annual Fund Operating Expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
	Class 1	Class R6	Class R6
Management fee	0.73%	0.85%	0.85%
Distribution and service (Rule 12b-1) fees	0.05%	0.00%	0.00%
Other expenses	0.12%	0.12%	0.07%
Acquired fund fees and expenses	0.00%	0.01%[2]	0.01%[2]
Total annual fund operating expenses	0.90%	0.98%[3]	0.93%[3]
Contractual expense reimbursement	(0.01)%[1]	(0.15)%[1,4]	(0.10)%[1,4]
Total annual fund operating expenses after expense reimbursements	0.89%	0.83%	0.83%

[1]

The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[2]	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
[3]

The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

[4]

The Advisor contractually agrees to reduce its management fee for the fund or, if necessary, make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.82% of average daily net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on December 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your Fund and the Acquiring Fund, based on: (a) expenses paid by Class A, Class C, Class I, Class R2, Class R4, Class R6 and Class 1 shares of the Target Fund for the twelve month period ended February 28, 2025, the end of the Target Fund’s most recently completed fiscal period; (b) expenses for Class A, Class C, Class I and Class R6 shares of the Acquiring Fund for the twelve months ended February 28, 2025, the end of the Acquiring Fund’s most recently completed fiscal period; and (c) the pro forma expenses of the Class A, Class C, Class I and Class R6 shares of the combined Acquiring Fund to be received in the Reorganization as of February 28, 2025 (showing the effect of the Reorganization had it occurred on March 1, 2024, the beginning of the twelve month period ended February 28, 2025).

The examples assume that you redeem all of your shares at the end of those periods, except as shown below. Each example assumes that you reinvested all distributions and that the average annual return was 5.00%. The examples reflect the contractual expense waiver only for the one year period. The examples are for comparison purposes only and are not a representation of your Fund’s or the Acquiring Fund’s actual expenses or returns, either past or future.

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
Class:	A	A	A
Year 1	$616	$615	$615
Year 3	$864	$887	$879
Year 5	$1,131	$1,180	$1,163
Year 10	$1,892	$2,010	$1,970

	John Hancock New Opportunities Fund (Target Fund)		John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)		John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
Class:	C		C		C
	Sold	Not Sold	Sold	Not Sold	Sold	Not Sold
Year 1	$298	$198	$297	$197	$297	$197
Year 3	$614	$614	$638	$638	$630	$630
Year 5	$1,056	$1,056	$1,106	$1,106	$1,089	$1,089
Year 10	$2,090	$2,090	$2,207	$2,207	$2,168	$2,168

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
Class:	I	I	I
Year 1	$97	$96	$96
Year 3	$305	$330	$321
Year 5	$530	$582	$564
Year 10	$1,177	$1,305	$1,262

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
Class:	R2	R6	R6
Year 1	$131	$85	$85
Year 3	$411	$297	$286
Year 5	$712	$527	$505
Year 10	$1,567	$1,188	$1,134

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
Class:	R4	R6	R6
Year 1	$105	$85	$85
Year 3	$351	$297	$286
Year 5	$617	$527	$505
Year 10	$1,376	$1,188	$1,134

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
Class:	R6	R6	R6
Year 1	$86	$85	$85
Year 3	$270	$297	$286
Year 5	$470	$527	$505
Year 10	$1,048	$1,188	$1,134

	John Hancock New Opportunities Fund (Target Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund)
Class:	1	R6	R6
Year 1	$91	$85	$85
Year 3	$286	$297	$286
Year 5	$497	$527	$505
Year 10	$1,107	$1,188	$1,134

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.

During the fiscal year ended August 31, 2024, the Target Fund’s portfolio turnover rate was 15% of the average value of its portfolio, and during the fiscal year ended August  31, 2024 the Acquiring Fund’s portfolio turnover rate was 177% of the average value of its portfolio.

COMPARISON OF ADVISORY ARRANGEMENTS

Your Fund’s and the Acquiring Fund’s advisory agreements are substantially identical. As noted in the table under “Investment Advisor” and “Investment Subadvisor,” JHIM serves as the investment advisor for each Fund. GW&K Investment Management, LLC serves as the investment subadvisor for the Target Fund. Axiom Investors LLC serves as the investment subadvisor to the Acquiring Fund and will continue to serve as investment subadvisor to the combined fund.

Aggregate net assets refers to the assets of the applicable Fund together with the assets of any other applicable fund identified in the advisory agreement.

John Hancock New Opportunities Fund (Target Fund)

Annual Percentage Rate	Advisory Fee Breakpoint
0.770	First $50 million
0.740	Next $50 million
0.720	Next $300 million
0.720	Over $400 million*

*	When the aggregate net assets exceed $400 million, the fee is 0.720 on all asset levels.

John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)

Annual Percentage Rate	Advisory Fee Breakpoint
0.850	First $450 million
0.820	Next $450 million
0.790	Excess over $900 million*

*	When the aggregate net assets exceed $900 million, the rate applies retroactively to all assets.

For the fiscal period ended February 28, 2025, the Target and Acquiring Funds paid annual effective management fees of 0.72% and 0.84%, respectively, of average daily net assets.

Comparison of Fund Performance

The Acquiring Fund will be the accounting and performance survivor following the Reorganization. The past performance records of the Funds, including calendar year total returns and average annual total returns through December 31, 2024, are set forth under “Funds’ Past Performance” beginning on page [33] of this Proxy/Prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

•

The Reorganization is scheduled to occur after the close of regularly scheduled trading on the NYSE, on August 22, 2025 (the “Closing Date”), but may occur on any later date agreed to by the Target Fund and the Acquiring Fund. The Target Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Target Fund’s liabilities. This will result in the addition of the Target Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both Funds will be computed as of 4:00 P.M., Eastern Time, on the Closing Date.

•

The Acquiring Fund will issue Class A shares to the Target Fund in an amount equal to the net assets attributable to the Target Fund’s Class A shares. As part of the liquidation of the Target Fund, these shares will immediately be distributed to Class A shareholders of record of the Target Fund in proportion to their holdings on the Closing Date. As a result, Class A shareholders of the Target Fund will become Class A shareholders of the Acquiring Fund.

•

The Acquiring Fund will issue Class C shares to the Target Fund in an amount equal to the net assets attributable to the Target Fund’s Class C shares. As part of the liquidation of the Target Fund, these shares will immediately be distributed to Class C shareholders of record of the Target Fund in proportion to their holdings on the Closing Date. As a result, Class C shareholders of the Target Fund will become Class C shareholders of the Acquiring Fund.

•

The Acquiring Fund will issue Class I shares to the Target Fund in an amount equal to the net assets attributable to the Target Fund’s Class I shares. As part of the liquidation of the Target Fund, these shares will immediately be distributed to Class I shareholders of record of the Target Fund in proportion to their holdings on the Closing Date. As a result, Class I shareholders of the Target Fund will become Class I shareholders of the Acquiring Fund.

•

The Acquiring Fund will issue Class R6 shares to the Target Fund in an amount equal to the net assets attributable to the Target Fund’s Class R2 shares. As part of the liquidation of the Target Fund, these shares will immediately be distributed to Class R2 shareholders of record of the Target Fund in proportion to their holdings on the Closing Date. As a result, Class R2 shareholders of the Target Fund will become Class R6 shareholders of the Acquiring Fund.

•

The Acquiring Fund will issue Class R6 shares to the Target Fund in an amount equal to the net assets attributable to the Target Fund’s Class R4 shares. As part of the liquidation of the Target Fund, these shares will immediately be distributed to Class R4 shareholders of record of the Target Fund in proportion to their holdings on the Closing Date. As a result, Class R4 shareholders of the Target Fund will become Class R6 shareholders of the Acquiring Fund.

•

The Acquiring Fund will issue Class R6 shares to the Target Fund in an amount equal to the net assets attributable to the Target Fund’s Class R6 shares. As part of the liquidation of the Target Fund, these shares will immediately be distributed to Class R6 shareholders of record of the Target Fund in proportion to their holdings on the Closing Date. As a result, Class R6 shareholders of the Target Fund will become Class R6 shareholders of the Acquiring Fund.

•

The Acquiring Fund will issue Class R6 shares to the Target Fund in an amount equal to the net assets attributable to the Target Fund’s Class 1 shares. As part of the liquidation of the Target Fund, these shares will immediately be distributed to Class 1 shareholders of record of the Target Fund in proportion to their holdings on the Closing Date. As a result, Class 1 shareholders of the Target Fund will become Class R6 shareholders of the Acquiring Fund.

•	After the shares are issued, the existence of the Target Fund will be terminated.

Reasons for the Reorganization

The Board has unanimously approved the Reorganization of the Target Fund into the Acquiring Fund and believes that it will benefit shareholders of the Target Fund by allowing shareholders of the Target Fund to pursue the same investment objective in a larger combined fund. The Reorganization is expected to allow your Fund to pursue the same investment objective in a fund with substantially similar principal investment strategies, potential for better future performance, with comparable risk, and lower total expenses after waivers. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Target Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base. Each Fund seeks long-term capital appreciation.

The Target Fund invests primarily in common stock and preferred stock of U.S. small-capitalization companies. The Acquiring Fund invests primarily in common stocks of small cap-companies. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

The Funds’ Trustees review each of the various funds in the John Hancock Funds complex on an ongoing basis as part of their fiduciary responsibilities. The Board considered that the Acquiring Fund outperformed the Target Fund for the one-year and ten-year trailing periods ended December 31, 2024 for each share class, and underperformed for the five-year period. However, prior to November 29, 2023 the Acquiring Fund was managed by a different subadvisor pursuant to different investment strategies, and thus, performance presented prior to this date should not be attributed to Axiom. As a result, the Board believes that the proposed Reorganization, as well as combining the assets of both Funds resulting in economies of scale, is in the best interests of the Target Fund and its shareholders.

As shown in the table below, the pro forma total annual operating expenses of the Class A, Class C, Class I and Class R6 shares of the combined Fund to be issued in the Reorganization are expected to be lower than the expenses of the Class A, Class C, Class I, Class R2, Class R4, Class R6 and Class 1 shares of the Target Fund to be exchanged, after expense waivers. Although the advisory fees of the Acquiring Fund are higher than those of the Target Fund, taking into account the expense waiver for the Acquiring Fund, the combined fund is expected to have a lower net expense ratio than the Target Fund.

After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.

	John Hancock New Opportunities Fund (Target Fund) (for the fiscal period ended February 28, 2025)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (for the fiscal period ended February 28, 2025)	John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (Pro Forma combining Target Fund and Acquiring Fund) (for the fiscal period ended February 28, 2025)
Class A - (Gross Expense Ratio)	1.21%	1.33%	1.29%
Class A - (Net Expense Ratio)	1.20%	1.19%	1.19%
Class C - (Gross Expense Ratio)	1.96%	2.08%	2.04%
Class C - (Net Expense Ratio)	1.95%	1.94%	1.94%
Class I - (Gross Expense Ratio)	0.96%	1.08%	1.04%
Class I - (Net Expense Ratio)	0.95%	0.94%	0.94%
Class R2 - (Gross Expense Ratio)	1.30%	—	—
Class R2 - (Net Expense Ratio)	1.29%	—	—
Class R4 - (Gross Expense Ratio)	1.14%	—	—
Class R4 - (Net Expense Ratio)	1.03%	—	—
Class R6 - (Gross Expense Ratio)	0.85%	0.98%	0.93%
Class R6 - (Net Expense Ratio)	0.84%	0.83%	0.83%
Class 1 - (Gross Expense Ratio)	0.90%	—	—
Class 1 - (Net Expense Ratio)	0.89%	—	—

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund, merging the Target Fund with other funds, or such other options the Board may consider.

Board Consideration of the Reorganization

The Board, including the Trustees of Target Fund Trust who are not “interested persons” (as defined in the 1940 Act) of the Target Fund or of JHIM (“Independent Trustees”), considered the Reorganization at its in-person meeting held on March 25-27, 2025 and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. The Independent Trustees discussed the proposed Reorganization in a private session with their independent legal counsel at which no representatives of management were present. In reaching its decision at the March 25-27, 2025 meeting to recommend approval of the Reorganization, the Board concluded that the participation of the Target Fund in the Reorganization is in the best interests of the Target Fund, as well as in the best interests of the Target Fund’s shareholders, and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Target Fund, the Board considered, with respect to the Reorganization, the following factors, among others:

(1) the compatibility of the investment objectives, policies and risks of the Target and Acquiring Funds;

(2) the comparative historical performance of the Target and the Acquiring Funds;

(3) any advantages to shareholders of the Target Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification;

(4) the prospects for growth, and for achieving economies of scale, of the combined Target and Acquiring Funds;

(5) the expense ratios, both before and after any current expense waivers, and available information regarding the fees and expenses of the Target and Acquiring Funds;

(6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund;

(7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

(8) that the direct costs of the Reorganization will be borne by the Target Fund and the Acquiring Fund, however, since the Target Fund is currently subject to an expense reimbursement, the merger costs allocated to the Target Fund will, in effect, be borne by the Advisor;

(9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization;

(10) the tax consequences of the Reorganization, including considering the tax consequences generally to the Target and Acquiring Funds’ respective shareholders; and

(11) possible alternatives to the Reorganization, including continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund, merging the Target Fund with other funds or such other options that the Board deems to be in the best interests of the Target Fund.

With respect to comparative historical performance, the Board conducted a detailed performance and risk review of each Fund and reviewed information as of December 31, 2024, including the following comparison of the Target Fund’s Class A, Class C, Class I, Class R2, Class R4, Class R6 and Class 1 shares and the Acquiring Fund’s Class A, Class C, Class I and Class R6 shares as of December 31, 2024. The Board considered that the Acquiring Fund has outperformed the Target Fund year to date and for the one-year and ten-year trailing periods ended December 31, 2024 for each corresponding share class to be exchanged in the Reorganization. The Acquiring Fund will be the accounting and performance survivor following the Reorganization.

Average Annual Total Returns

(As of December 31, 2024)

John Hancock New Opportunities Fund (Target Fund), Class A

	Year to Date	1 Year	5 Years	10 Years	Since Inception
John Hancock New Opportunities Fund (Target Fund)	8.88%	8.88%	7.84%	6.85%	6.66%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	23.81%	13.86%	12.55%	10.65%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.15%	15.15%	6.86%	8.09%	8.85%

John Hancock Small Cap Dynamic Growth (Acquiring Fund), Class A

	Year to Date	1 Year	5 Years	10 Years	Since Inception
John Hancock Small Cap Dynamic Growth (Acquiring Fund)	25.23%	25.23%	7.49%	7.12%	8.63%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	23.81%	13.86%	12.55%	10.62%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.15%	15.15%	6.86%	8.09%	8.87%

John Hancock New Opportunities Fund (Target Fund), Class C

	Year to Date	1 Year	5 Years	10 Years	Since Inception
John Hancock New Opportunities Fund (Target Fund)	8.10%	8.10%	7.03%	6.11%	6.27%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	23.81%	13.86%	12.55%	10.65%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.15%	15.15%	6.86%	8.09%	8.85%

John Hancock Small Cap Dynamic Growth (Acquiring Fund), Class C

	Year to Date	1 Year	5 Years	10 Years	Since Inception
John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	24.30%	24.30%	6.69%	6.57%	8.34%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	23.81%	13.86%	12.55%	10.62%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.15%	15.15%	6.86%	8.09%	8.87%

John Hancock New Opportunities Fund (Target Fund), Class I

	Year to Date	1 Year	5 Years	10 Years	Since Inception
John Hancock New Opportunities Fund (Target Fund)	9.18%	9.18%	8.11%	7.14%	6.81%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	23.81%	13.86%	12.55%	10.65%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.15%	15.15%	6.86%	8.09%	8.85%

John Hancock Small Cap Dynamic Growth (Acquiring Fund), Class I

	Year to Date	1 Year	5 Years	10 Years	Since Inception
John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	25.54%	25.52%	7.76%	7.29%	8.72%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	23.81%	13.86%	12.55%	10.62%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.15%	15.15%	6.86%	8.09%	8.87%

John Hancock New Opportunities Fund (Target Fund), Class R2

	Year to Date	1 Year	5 Years	10 Years	Since Inception
John Hancock New Opportunities Fund (Target Fund)	8.79%	8.79%	7.79%	6.89%	6.67%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	23.81%	13.86%	12.55%	10.65%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.15%	15.15%	6.86%	8.09%	8.85%

John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund), Class R6

	Year to Date	1 Year	5 Years	10 Years	Since Inception
John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	25.66%	25.66%	7.88%	7.37%	8.76%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	23.81%	13.86%	12.55%	10.62%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.15%	15.15%	6.86%	8.09%	8.87%

John Hancock New Opportunities Fund (Target Fund), Class R4

	Year to Date	1 Year	5 Years	10 Years	Since Inception
John Hancock New Opportunities Fund (Target Fund)	9.10%	9.10%	8.03%	7.07%	6.77%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	23.81%	13.86%	12.55%	10.65%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.15%	15.15%	6.86%	8.09%	8.85%

John Hancock New Opportunities Fund (Target Fund), Class R6

	Year to Date	1 Year	5 Years	10 Years	Since Inception
John Hancock New Opportunities Fund (Target Fund)	9.29%	9.29%	8.22%	7.24%	6.86%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	23.81%	13.86%	12.55%	10.65%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.15%	15.15%	6.86%	8.09%	8.85%

John Hancock New Opportunities Fund (Target Fund), Class 1

	Year to Date	1 Year	5 Years	10 Years	Since Inception
John Hancock New Opportunities Fund (Target Fund)	9.25%	9.25%	8.18%	7.20%	6.81%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81%	23.81%	13.86%	12.55%	10.65%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.15%	15.15%	6.86%	8.09%	8.85%

The Acquiring Fund will be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.

In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Funds, in connection with its decision to recommend approval of the Reorganization on behalf of the Target Fund.

First, a combined fund offers economies of scale that may lead to lower per-share fund expenses in the future. Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative.

Second, the Reorganization would permit the Target Fund’s shareholders to pursue the same investment objective in a potentially larger fund with substantially similar principal investment strategies. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Target Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base.

Third, on a pro forma basis, the net operating expense ratios of each class of shares of the Acquiring Fund to be received in the Reorganization are estimated to be lower than the current expense ratios for the corresponding class of shares of the Target Fund to be exchanged after expense waivers.

Fourth, the Acquiring Fund has outperformed the Target Fund year to date, and for the 1-year and 10-year periods, although it is understood that no assurances may be given that the combined Fund will achieve any particular level of performance after the Reorganization. Further, the Acquiring Fund will be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.

Fifth, shareholders of the Target Fund will experience no change in shareholder services as a result of the Reorganization and the Advisor provides the same advisory services to each Fund. Axiom is currently the subadvisor to the Acquiring Fund and is proposed to continue to serve as the subadvisor to the Acquiring Fund, following the Reorganization. Axiom is expected to continue to provide investment advisory services and personnel to the combined fund of at least the same quality as the services GW&K currently provides to the Target Fund. The Acquiring Fund’s portfolio managers are Matthew Franco, CFA, and David Kim, CFA and Mr. Franco and Mr. Kim will be the portfolio managers for the combined fund.

Sixth, assuming certain conditions are satisfied, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Target Fund, the Acquiring Fund, or their shareholders as a result of the Reorganization.

FUNDS’ PAST PERFORMANCE

Set forth below is past performance information for the Funds, which may help provide an indication of the Funds’ investment risk.

The bar chart under “Calendar year total returns” shows how total returns have varied from year to year for each Fund’s Class A shares for a full calendar year. The table under “Average annual total returns” shows average annual total returns over time for each Fund’s Class A shares, compared with a broad-based securities market index, both before and after taxes. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Class A shares of the Acquiring Fund outperformed Class A shares of the Target Fund for the one-year and the ten-year average annual total return periods ended December 31, 2024.

Target Fund’s Past Performance

Calendar year total returns for Class A Shares through December 31, 2024 (%) (sales charges are not reflected in the bar chart and returns would have been lower if they were)

John Hancock New Opportunities Fund (Target Fund)

Year-to-date total return: the Target Fund’s total return for the three months ended March 31, 2025, was -8.40%.

Best quarter: 29.50% (Q2 2020)

Worst quarter: -25.77% (Q1 2020)

Acquiring Fund’s Past Performance

Calendar year total returns for Class A Shares through December 31, 2024 (%) (sales charges are not reflected in the bar chart and returns would have been lower if they were)

John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)

Year-to-date total return: the Acquiring Fund’s total return for the three months ended March 31, 2025, was -11.73%.

Best quarter: 25.40% (Q2 2020)

Worst quarter: -20.62% (Q2 2022)

Average annual total returns for periods ended December 31, 2024 (%)

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

John Hancock New Opportunities Fund (Target Fund)

	1 Year	5 Year	10 Year
Class A (before tax)	8.88	7.84	6.85
after tax on distributions	8.22	6.42	5.07
after tax on distributions, with sale	5.72	6.04	5.02
Class C	8.10	7.03	6.11
Class I	9.18	8.11	7.14
Class R2	8.79	7.79	6.89
Class R4	9.10	8.03	7.07
Class R6	9.29	8.22	7.24
Class 1	9.25	8.18	7.20
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81	13.86	12.55
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.15	6.86	8.09

John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)

	1 Year	5 Year	10 Year
Class A (before tax)	25.23	7.49	7.12
after tax on distributions	23.63	5.52	4.94
after tax on distributions, with sale	15.12	5.82	5.34
Class C	24.30	6.69	6.57
Class I	25.54	7.76	7.29
Class R6	25.66	7.88	7.37
Class NAV	25.73	7.89	7.38
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.81	13.86	12.55
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.15	6.86	8.09

FURTHER INFORMATION ON THE REORGANIZATION

Tax Consequences of the Reorganization

The Reorganization is intended not to result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Acquiring Fund, the Target Fund, or the shareholders of the Target Fund or the Acquiring Fund. In addition, the Reorganization will not take place unless the Target Fund and Acquiring Fund receive a satisfactory opinion from K&L Gates LLP (“K&L Gates”) substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:

•

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Target Fund upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of substantially all liabilities of the Target Fund, or (2) the distribution by the Target Fund of the Acquiring Fund shares to the Target Fund’s shareholders in liquidation of the Target Fund, except for (A) any gain or loss recognized on (i) “section 1256 contracts” as defined in Section 1256(b) of the Code or (ii) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (i) as a result of the closing of the tax year of the Target Fund, (ii) upon the termination of a position, or (iii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

•

Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Target Fund’s assets solely in exchange for the issuance of the Acquiring Fund’s shares to the Target Fund and the assumption of substantially all of the Target Fund’s liabilities by the Acquiring Fund;

•

Under Section 362(b) of the Code, the tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Target Fund immediately before the transfer, adjusted for any gain or loss required to be recognized as described above;

•

Under Section 1223(2) of the Code, the tax holding period of the assets of the Target Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, in the hands of the Acquiring Fund will include the Target Fund’s tax holding period for those assets;

•	Under Section 354 of the Code, you will not recognize gain or loss upon the exchange of your Target Fund shares solely for Acquiring Fund shares as part of the Reorganization;

•

Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares you surrender in exchange therefore;

•

Under Section 1223(1) of the Code, the tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the Target Fund shares you surrender in the exchange, provided that you hold the Target Fund shares as capital assets on the date of the exchange; and

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In rendering its opinion, K&L Gates will rely upon, among other considerations, reasonable assumptions, as well as representations of the Target Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, you would recognize a taxable gain or loss equal to the difference between your tax basis in your Target Fund shares and the fair market value of the Acquiring Fund shares you received.

Prior to the Closing Date, the Target Fund will and the Acquiring Fund may declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), through the Closing Date. These distributions will be taxable to shareholders.

While the Acquiring Fund and Target Fund have the same investment objective and similar principal investment strategies and all securities held by the Target Fund are consistent with the Acquiring Fund’s investment restrictions and can be held by the Acquiring Fund, prior to the Reorganization, the Target Fund is planning to sell approximately [ ]% of its investments in anticipation of the Reorganization and to reinvest the proceeds from such sales in assets that are consistent with the investment process of the Acquiring Fund’s portfolio management team.

The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and the Target Fund’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Target Fund as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. It is anticipated that sales of Target Fund portfolio holdings prior to the Reorganization in connection with the repositioning described above will result in approximately $[ ] million of long-term capital gains (approximately $ [ ] per share of the Target Fund).

As of August 31, 2024, the sales of portfolio securities by the Target Fund are expected to result in brokerage commissions of approximately $[  ] ([  ]%, or [less than one penny per share]), resulting in anticipated capital [loss/gain] of $ [ ] ($[  ] per share). Sales of portfolio securities by the Acquiring Fund after the Reorganization are expected to have no cost. The actual costs and capital gains may differ due to the timing of such sales.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Target Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become subject to limitations on their use to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Target Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Target Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Target Fund shareholders.

As of August 31, 2024, the Target Fund had net unrealized appreciation equal to approximately [ ]% of its net assets, and the Acquiring Fund had net unrealized appreciation equal to approximately [ ]% of its net assets. As of its fiscal year end on August 31, 2024, the Target Fund had $0 of capital loss carryforwards (both short-term and long-term) and at its fiscal year end on August 31, 2024, the Acquiring Fund had $0 of capital loss carryforwards (both short-term and long-term).

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus, the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this Proxy/Prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Target Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, Section 6).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Target Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Target Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, Section 6).

The obligations of the Target Fund and the Acquiring Fund are also subject to the receipt of an opinion of K&L Gates as to the U.S. federal income tax consequences of the Reorganization (see Agreement, Sections 6.6).

Termination of Agreement. The Board may terminate the Agreement (even if the shareholders of the Target Fund have already approved it) at any time before the Reorganization date, (a) in the event of the other Fund’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [November 22, 2025], or another date to which the Funds agree, or by the Funds’ mutual agreement.

Expenses of the Reorganization. The costs that are expected to be incurred in connection with the Reorganization will be borne by the Funds pro rata on the basis of the expense ratio savings within the combined fund. The Target Fund will bear approximately $[ ], which is a [ ] basis point impact, and [less than $.01 per share] NAV impact to the Target Fund. The Acquiring Fund will bear approximately $[ ], which is [less than a 1] basis point impact, and [less than $.01 per share] NAV impact to the Acquiring Fund. However, due to the Target Fund’s expense reimbursement agreement, John Hancock Investment Management LLC is expected to pay the $[ ] allocated to the Target Fund. These costs of approximately $[ ] are comprised of legal, accounting, printing, solicitation, tabulation of proxies and audit expenses.

Notwithstanding the foregoing, the Target Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchase or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization, except as otherwise provided in Section 7 of the Agreement.

While the Acquiring Fund and Target Fund have the same investment objective and similar principal investment strategies and all securities held by the Target Fund are consistent with the Acquiring Fund’s investment restrictions and can be held by the Acquiring Fund, prior to the Reorganization, the Target Fund is planning to sell approximately [ ]% of its investments in anticipation of the Reorganization and invest the proceeds of such sales due to the investment preferences of the portfolio management team.

Prior to the Reorganization, the Target Fund is planning to sell approximately [ ]% of its investments in anticipation of the Reorganization and invest the proceeds of such sales. As of August 31, 2024, the sales of portfolio securities by the Target Fund are expected to result in brokerage commissions of approximately $[ ] ([%], or [less than one penny per share]), resulting in anticipated capital loss of $[  ] ($[  ] per share). Sales of portfolio securities by the Acquiring Fund after the Reorganization are expected to have no cost. The actual costs and capital gains may differ due to the timing of such sales. The Target Fund will benefit from economies of scale that may lead to lower per-share fund expenses in the future, and the potential for improved performance. Therefore, the Target Fund is expected to be the primary beneficiary in the Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund as of April 22, 2025, the Acquiring Fund as of April 22, 2025, and the pro forma combined capitalization of the Acquiring Fund as of April 22, 2025. Assets are as of April 22, 2025.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Target Fund on the Closing Date. The table below should not be relied upon to determine the amount of the Acquiring Fund shares that will actually be received and distributed.

Funds	Net assets ($)	Share class	NAV ($)	Shares outstanding
John Hancock New Opportunities Fund (Target Fund)	$205,623,165	A	$21.96	9,362,221
	$1,102,568	C	$19.91	55,367
	$10,842,252	I	$22.39	484,170
	$181,830	R2	$21.94	8,287
	$18,405	R4	$22.29	826
	$9,910,913	R6	$22.55	439,452
	$17,445,815	1	$22.74	767,065
	$245,124,948	Total Net Assets	N/A	11,117,388
John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund)	$28,586,050	A1	$13.83	2,067,033
	$232,840	C1	$13.03	17,869
	$1,156,392	I1	$14.08	82,104
	$17,040,762	R6[1]	$14.22	1,198,272
	$162,598,901	NAV	$14.24	11,421,977
	$209,614,945	Total Net Assets	N/A	14,787,255
Reduction in net assets and net asset values per share of the Target Fund to reflect the costs of the Reorganization.[2]	($13,858)	A	$(0.00)	0
	($74)	C	$(0.00)	0
	($731)	I	$(0.00)	0
	($12)	R2	$(0.00)	0
	($1)	R4	$(0.00)	0
	($668)	R6	$(0.00)	0
	($1,176)	1	$(0.00)	0

Funds	Net assets ($)	Share class	NAV ($)	Shares outstanding
Reduction in net assets and net asset values per share of the Acquiring Fund to reflect the costs of the Reorganization, and increase in outstanding shares relative to net asset value upon the Reorganization.[2]	($31,541)	A	$(0.01)	14,888,436
	($257)	C	$(0.01)	84,677
	($1,276)	I	$(0.01)	770,542
	($18,802)	R6	$(0.01)	711,503
	($179,406)	NAV	$(0.01)	0
John Hancock Small Cap Dynamic Growth Fund (Acquiring Fund) (pro forma assuming Reorganization)	$234,163,816	A	$13.81	16,955,470
	$1,335,077	C	$13.02	102,546
	$11,996,637	I	$14.07	852,646
	$27,132,426	R6	$14.21	1,909,775
	$162,419,496	NAV	$14.22	11,421,977
	$437,047,452	Total Net Assets	N/A	31,242,414

1	The Target Fund will transfer all its assets in Classes A, C, I, R2, R4, R6 and 1 to the Acquiring Fund classes A, C, I and R6.
2

The direct costs of the Reorganization will be borne by both the Target Fund and the Acquiring Fund, however, since the Target Fund is currently subject to an expense reimbursement, the merger costs apportioned to the Target Fund will, in effect, be borne by the Advisor.

If the Reorganization had taken place on March 1, 2024, in accordance with the Agreement, approximately 1.59 Acquiring Fund Class A shares would have been issued to holders of the Target Fund Class A shares in exchange for each Class A share held; approximately 1.52 Acquiring Fund Class C shares would have been issued to holders of the Target Fund Class C shares in exchange for each Class C share held; approximately 1.59 Acquiring Fund Class I shares would have been issued to holders of the Target Fund Class I shares in exchange for each Class I share held; approximately 1.54 Acquiring Fund Class R6 shares would have been issued to holders of the Target Fund Class R2 shares in exchange for each Class R2 share held; approximately 1.56 Acquiring Fund Class R6 shares would have been issued to holders of the Target Fund Class R4 shares in exchange for each Class R4 share held; approximately 1.58 Acquiring Fund Class R6 shares would have been issued to holders of the Target Fund Class R6 shares in exchange for each Class R6 share held.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following table shows where in each Fund’s prospectus you can find additional information about the Fund. The headings are the same in each Fund’s prospectus.

Type of Information	Headings in the Prospectus

Investment objective and policies	• Fund Summary: Investment Objective; Principal Investment Strategies; Principal Risks • Principal Investment Strategies; Principal Risks of Investing

Portfolio management	• Fund Summary: Portfolio Management • Fund Details: Investment Advisor; Subadvisor

Expenses	• Fund Summary: Fees and Expenses • Fund Details: Additional information about fund expenses

Custodian	• Fund Details: Custodian

Shares of beneficial interest	• Your Account: Choosing an Eligible Share Class; Class Cost Structure; How Sales Charges for Class A and Class C Shares are Calculated; Sales Charge Reductions and Waivers

Purchase of shares, Redemption or sale of shares	• Your Account: Buying Shares; Selling Shares; Transaction Policies; Additional Investor Services

Dividends, distributions, and taxes	• Your Account: Dividends and Account Policies

BOARD RECOMMENDATION

For the reasons described above, the Board, including the Independent Trustees, approved the Reorganization on behalf of the Target Fund and the Acquiring Fund. The Board also determined that the Reorganization is in the best interest of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders would not be diluted as a result of the Reorganization.

The Trustees recommend that shareholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization for your Fund.

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund, merging the Target Fund with other funds, or such other options the Board may consider.

CONFLICTS OF INTEREST

JHIM is expected to benefit from the Reorganization due to reduced administrative complexity and the potential for increased assets under management, as the combined fund will offer investors potential long-term economies of scale with a greater potential for asset growth and a simplified, potentially more attractive product offering.

VOTING RIGHTS AND REQUIRED VOTE

Each whole share of your Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote on the proposal. Shares will be voted in the aggregate, without regard to class. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Target Fund.

Shares	Quorum	Voting
In general	All shares present or by proxy are counted towards a quorum.	Shares present at the meeting will be voted at the meeting. Shares present by proxy will be voted in accordance with the voting shareholders’ instructions.

Proxy with no voting instruction (other than Broker non-vote)	Considered present at the meeting.	Voted “for” a proposal.

Abstain	Considered present at the meeting.	Not voted. Same effect as a vote “against.”

Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are not expected at the meeting as there is no routine matter on which such brokers could vote. If your proxy is not received on a timely basis, it will not be counted. If the required approval of the Target Fund’s shareholders is not obtained with respect to the proposal, the Board will consider what further action may be appropriate, which can include re-soliciting shareholders to approve the proposal.

Comparative Shareholder Rights

The Target and Acquiring Funds are series of the John Hancock Funds II, each organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts, and an open-end management investment company registered under the 1940 Act. The Target Fund and Acquiring Fund are organized as series of the same Trust, with one set of organizational documents that confer identical rights to shareholders of both Funds. Accordingly, there are no differences between the rights of shareholders of the Funds, and such is expected to continue following the reorganization

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, or in person by the trustees, officers, and employees of your Fund; by personnel of your Fund’s investment advisor, JHIM, and its transfer agent, John Hancock Signature Services, Inc. (“Signature Services”); or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $[ ], which will be borne by the Target Fund, however, since the Target Fund is currently subject to an expense reimbursement, such costs will, in effect, be borne by the Advisor.

Revoking Proxies

The Target Fund shareholder signing and returning a proxy by mail, or voting a proxy via telephone or internet has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Target Fund’s transfer agent, John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909;

•	By returning a duly executed proxy with a later date before the time of the meeting; or

•

If a shareholder has executed a proxy but is present at the meeting and wishes to vote at the meeting, by notifying the secretary of your Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of May 9, 2025 (the “record date”), the numbers of shares of beneficial interest of the Target Fund outstanding were as follows:

Shares Outstanding
Class A	[	]
Class C	[	]
Class I	[	]
Class R2	[	]
Class R4	[	]
Class R6	[	]
Class 1	[	]
Total	[	]

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Target Fund that are entitled to vote, present at the meeting or represented by proxy, will be considered a quorum for the transaction of business.

Other Business

The Board knows of no business to be presented for consideration at the meeting other than the proposal identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Target Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the proposal.

Telephone Voting

In addition to soliciting proxies by mail, by e-mail, or at the meeting, your Fund also may arrange to have votes recorded by telephone by officers and employees of your Fund or by personnel of JHIM or Signature Services, or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions, and to confirm that the voting instructions have been properly recorded.

•

A shareholder will be called on a recorded line at the telephone number in the Target Fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

•	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

•	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

•	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You may also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote at the meeting if you decide to attend the meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the control number that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

•	Read the Proxy/Prospectus and have your proxy card(s) at hand.

•	Go to the website on the proxy card(s).

•	Enter the control number found on your proxy card(s).

•	Follow the instructions on the website. Please call us at 800-225-5291 (Class A), 888-972-8696 or (Class I and Class R6) if you have any problems.

•	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email, if chosen.

Shareholders’ Proposals

The management team of your Fund is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of your Fund must submit the proposal in writing, so that it is received by the management team of your Fund at 200 Berkeley Street, Boston, Massachusetts 02116, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the best knowledge of each Fund, as of May 9, 2025, the Trustees and officers of the Trust, each in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of shares of their respective Funds.

To the knowledge of the management team of each Fund, as of May 9, 2025, the following principal shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Funds. A shareholder who owns beneficially more than 25% of any class of a Fund is deemed to control that class. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of the Target Fund can control the Target Fund and determine the outcome of a shareholder meeting.

Class	Name and Address	Percentage	Ownership
John Hancock New Opportunities Fund
A

A

C

C

I

I

R2

R2

R4

R4

R6

R6

1

Class	Name and Address	Percentage	Ownership
1
John Hancock Small Cap Dynamic Growth Fund

A

A

C

C

I

I

R6

R6

EXPERTS

The financial highlights and financial statements of the Target Fund, included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2024 (File No. 811-21779), have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements in addition to the unaudited financial highlights and financial statements included in the Target Fund’s Semiannual Report to Shareholders for the six months ended February 28, 2025 (File No. 811-21779), have been incorporated by reference into the Proxy/Prospectus and SAI insofar as they relate to the Target Fund.

The financial highlights and financial statements of the Acquiring Fund, included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2024 (File No. 811-21779), have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements in addition to the unaudited financial highlights and financial statements included in the Acquiring Fund’s Semiannual Report to Shareholders for the six months ended February 28, 2025 (File No. 811-21779), have been incorporated by reference into the Proxy/Prospectus and SAI insofar as they relate to the Acquiring Fund.

Each Fund will furnish, without charge, a copy of its most recent Annual and Semiannual Report to any shareholder upon request.

The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials and other information with the SEC. Such materials are available on the SEC’s EDGAR Database on its website at sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov.

EXHIBIT A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [ ], 2025, between John Hancock Funds II, a Massachusetts business trust (the “Trust”), on behalf of its series, John Hancock New Opportunities Fund (the “Acquired Fund”) and on behalf of its series, John Hancock Small Cap Dynamic Growth Fund (the “Acquiring Fund”). (Each of the Acquired Fund and the Acquiring Fund is sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by either Fund, and of and by the Trust on its behalf, contained herein shall be deemed to be the Obligations of the applicable Fund only, (2) all rights and benefits created hereunder in favor of either Fund shall inure to and be enforceable by the Trust on the applicable Fund’s behalf, and (3) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by a Fund or the Trust of its Obligations set forth herein.

The Trust, on behalf of each Fund, wishes to effect a reorganization described in section 368(a) (all “section” references are to the Internal Revenue Code of 1986, as amended (“Code”), unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). The reorganization shall consist of (1) the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares in the Acquiring Fund and the Acquiring Fund’s assumption of all of that Acquired Fund’s liabilities, (2) the distribution of those shares pro rata to that Acquired Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) the Acquired Fund’s termination, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein as the “Reorganization”).

The Trust is duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. The Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and is duly established and designated in accordance with the applicable provisions of the Trust’s Amended and Restated Declaration of Trust dated January 22, 2016, as amended (the “Trust Declaration”).

The Trust’s board of trustees (the “Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) (1) has duly approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on each Fund’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Acquired Fund offers seven classes of shares, designated Class A, Class C, Class I, Class R2, Class R4, Class R6 and Class 1 shares (“Class A Acquired Fund Shares”, “Class C Acquired Fund Shares”, “Class I Acquired Fund Shares”, “Class R2 Acquired Fund Shares”, “Class R4 Acquired Fund Shares”, “Class R6 Acquired Fund Shares” and “Class 1 Acquired Fund Shares”, respectively, and collectively, “Acquired Fund Shares”). The Acquiring Fund offers four classes of shares, designated Class A, Class C, Class I and Class R6 shares (“Class A Acquiring Fund Shares”, “Class C Acquiring Fund Shares”, “Class I Acquiring Fund Shares”, and “Class R6 Acquiring Fund Shares,” collectively, “Acquiring Fund Shares”). The Acquiring Fund also offers Class NAV shares, however these are not involved in the Reorganization.

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall –

(a) issue and deliver to Acquired Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) Class A Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to Class A Acquired Fund Shares (determined pursuant to paragraph 2.1) by the net asset value (“NAV”) of a Class A Acquiring Fund Share; Class C Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to Class C Acquired Fund Shares (determined pursuant to paragraph 2.1) by the NAV of a Class C Acquiring Fund Share; Class I Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to Class I Acquired Fund Shares (determined pursuant to paragraph 2.1) by the NAV of a Class I Acquiring Fund Share; Class R6 Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to Class R2 Acquired Fund Shares (determined pursuant to paragraph 2.1) by the NAV of a Class R6 Acquiring Fund Share; Class R6 Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to Class R4 Acquired Fund Shares (determined pursuant to paragraph 2.1) by the NAV of a Class R6 Acquiring Fund Share; Class R6 Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to Class R6 Acquired Fund Shares (determined pursuant to paragraph 2.1) by the NAV of a Class R6 Acquiring Fund Share; Class R6 Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to Class 1 Acquired Fund Shares (determined pursuant to paragraph 2.1) by the NAV of a Class R6 Acquiring Fund Share; and

(b) assume all of Acquired Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the “Closing” (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Acquired Fund owns at the “Valuation Time” (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Acquired Fund’s books at that time; and Acquired Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the Trust.

1.3. The Liabilities shall consist of all of Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the “Effective Time” (as defined in paragraph 3.1), and whether or not specifically referred to herein. Notwithstanding the foregoing, Acquired Fund shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4. If the dividends and/or other distributions Acquired Fund has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Acquired Fund shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Acquired Fund will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute the various Classes of Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to the Acquired Fund shareholders of record at the Effective Time (each, a “Shareholder”), in proportion to their Acquired Fund Shares of the corresponding Classes then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Acquired Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares of the applicable Class due to that Shareholder. The aggregate NAV of Acquiring Fund Shares of a Class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Acquired Fund Shares of the corresponding Class that Shareholder holds at the Effective Time. All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on Acquired Fund’s shareholder records. The Trust shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6. Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund’s shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7. After the Effective Time, Acquired Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Acquired Fund’s liquidation shall be complete for federal tax purposes — (a) Acquired Fund shall be terminated and (b) Acquired Fund shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8. Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise determined by the Trust, Acquired Fund shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2.	VALUATION

2.1. For purposes of paragraph 1.1(a), the Acquired Fund Value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Acquired Fund’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in Acquired Fund’s then-current prospectus and statement of additional information (“Pro/SAI”) including Acquired Fund valuation procedures established by its Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by the Advisor, or (b) the Pricing Committee in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.

3.	CLOSING AND EFFECTIVE TIME

3.1. Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on a date as to which they agree (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for Fund securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of any class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Trust’s offices or at another place as it determines.

3.2. Acquired Fund shall direct the custodian of the Funds’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3. Acquired Fund shall direct its transfer agent to deliver to the Trust at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Acquired Fund Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4. The Trust shall direct its transfer agent to deliver to the Acquired Fund, (a) at the Closing, a confirmation, or other evidence satisfactory to Acquired Fund, that the Acquiring Fund Shares to be issued to Acquired Fund pursuant to paragraph 1.1(a) have been credited to Acquired Fund’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

3.5. The Trust, on behalf of the respective Funds, shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Trust determines to be needed.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Trust, on behalf of itself and the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

4.1.1. The Trust (a) is a Massachusetts business trust that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and operates pursuant to the Trust Declaration, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration has not been revoked or rescinded and is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-2;

4.1.2. Acquired Fund is a duly established and designated series of the Trust, in accordance with the applicable provisions of the Trust Declaration, and the 1940 Act;

4.1.3. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Trust, with respect to Acquired Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.4. At the Effective Time, the Trust, on the Acquired Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.5. The Trust, with respect to the Acquired Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Massachusetts law, or the Trust Declaration or the Trust’s Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Acquired Fund or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to the Acquired Fund, is a party or by which it is bound;

4.1.6. At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Acquired Fund thereunder will be made, without either Fund incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Acquired Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.7. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquired Fund’s financial condition or the conduct of its business; and the Trust, on Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquired Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

4.1.8. Acquired Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, Statement of Cash Flows, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended August 31, 2024, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements present fairly, in all material respects, Acquired Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to Acquired Fund’s management’s best knowledge and belief, there are no known contingent liabilities of Acquired Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.1.9. Since August 31, 2024, there has not been any material adverse change in Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquired Fund’s NAV due to declines in market values of securities Acquired Fund holds, the discharge of Acquired Fund’s liabilities, or the redemption of Acquired Fund Shares by its shareholders will not constitute a material adverse change;

4.1.10. All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Acquired Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquired Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.11. Acquired Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquired Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 852(g)(2), eligible for treatment under section 851(g)(1)); Acquired Fund has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Acquired Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852 and will have distributed substantially all of its investment company taxable income and net capital gain (as defined in the Code) relating to the taxable year ended at the Effective Time and all previous taxable years; and Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.12. Acquired Fund is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Acquired Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.11; from the time it commenced operations through the Effective Time, Acquired Fund has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Acquired Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

4.1.13. At the Effective Time, (1) at least 33 1⁄3% of Acquired Fund’s Fund assets — including, for these purposes, a proportionate share of the Fund assets of any RIC (including an exchange-traded fund that is a RIC) in which Acquired Fund invests — will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Acquired Fund will not have altered its portfolio in connection with the Reorganization to meet that 33 1⁄3% threshold, and (3) Acquired Fund will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

4.1.14. To the best of Acquired Fund’s management’s knowledge, there is no plan or intention by Acquired Fund’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Acquired Fund Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Acquired Fund Shares outstanding;

4.1.15. During the five-year period ending at the Effective Time, neither Acquired Fund nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Acquired Fund Shares with consideration other than Acquiring Fund Shares or Acquired Fund Shares, or (2) made distributions with respect to Acquired Fund Shares except for (i) normal, regular dividend distributions made pursuant to Acquired Fund’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Acquired Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.16. All issued and outstanding Acquired Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares, and in regard to the statement that the outstanding shares will be non-assessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund;

4.1.17. Acquired Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

4.1.18. Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.1.19. Not more than 25% of the value of Acquired Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquired Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.1.20. On the effective date of the Registration Statement (as defined in paragraph 4.3.1), and at the Effective Time, Acquired Fund’s Pro/SAI will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.21. The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.22. The Acquiring Fund Shares to be delivered to Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

4.1.23. The Trust Declaration permits Acquired Fund to vary its shareholders’ investment; the Acquired Fund does not have a fixed pool of assets is a managed Fund of securities, and John Hancock Investment Management LLC (the “Advisor”), and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.2. The Trust, on behalf of itself and the Acquiring Fund, represents and warrants to Acquired Fund as follows:

4.2.1. The Trust (a) is a Massachusetts business trust, that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration has not been revoked or rescinded and is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.2.2. Acquiring Fund is a duly established and designated series of the Trust, in accordance with the applicable provisions of the Trust Declaration, and the 1940 Act;

4.2.3. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to Acquiring Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.5. The Trust, with respect to Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Massachusetts law, the Trust Declaration or the Trust’s Bylaws, or any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

4.2.6. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

4.2.7. At or before the Effective Time, there are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in section 4.3.1 below) or that will not otherwise be disclosed to the Acquired Fund prior to the Closing;

4.2.8. Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended August 31, 2024, have been audited by PwC and are in accordance with GAAP; those Statements (copies of which the Trust has furnished to Acquired Fund) present fairly, in all material respects, Acquiring Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.2.9. Since August 31, 2024, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;

4.2.10. All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.11. Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring

Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.12. Acquiring Fund is in the same line of business as Acquired Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

4.2.13. At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization.

4.2.14. Following the Reorganization, Acquiring Fund will (1) continue Acquired Fund’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Acquired Fund’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

4.2.15. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Shares;

4.2.16. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization — either directly or through any transaction, agreement, or arrangement with any other person — except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;

4.2.17. Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Acquired Fund Shares with consideration other than Acquiring Fund Shares;

4.2.18. Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.2.19. Assuming satisfaction of the condition in paragraph 4.1.19, immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.2.20. All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust, and in regard to the statement that the outstanding shares will be non-assessable, it is noted that the Acquiring Fund is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund;

4.2.21. On the effective date of the Registration Statement, and at the Effective Time, (a) the Trust’s Pro/SAI including Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Trust for use therein;

4.2.22. The information to be furnished by the Trust for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

4.2.23. The Trust Declaration permits the Trust to vary its shareholders’ investment; the Trust does not have a fixed pool of assets — each series thereof (including Acquiring Fund) is a managed Fund of securities, and the Advisor, and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3. Each of Acquired Fund and the Acquiring Fund represents and warrants to the other as follows:

4.3.1. No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Fund’s behalf, except for (a) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;

4.3.2. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor; and

4.3.3. The Trust’s management is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund Shares before the Reorganization to any person Related to either Fund or

(ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund;

4.3.4. Acquired Fund’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.5. The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

4.3.6. At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

4.3.7. Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization; for the purposes of the foregoing, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except dividends and other distributions declared and paid to ensure Acquired Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

4.3.8. None of the compensation the Advisor, or any affiliate thereof receives as a service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that the Advisor (on any Shareholder’s behalf) holds; none of the Acquiring Fund Shares the Advisor (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to the Advisor or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.9. No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the Advisor, or any affiliate thereof, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.10. There will be no dissenters to the Reorganization under the applicable provisions of Massachusetts law, and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;

4.3.11. The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

4.3.12. The principal purpose of Acquiring Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.

5.	COVENANTS

5.1. The Trust covenants to operate each Fund’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund’s normal business activities; and

(b) each Fund will retain exclusive control of the composition of its portfolio until the Closing.

5.2. The Acquiring Fund will prepare the Prospectus/Proxy Statement to be included in the N-14 Registration Statement, which the Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

5.3. The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.4. Acquired Fund covenants that it will assist the Trust in obtaining information the Trust reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.5. Acquired Fund covenants that it will make available its books and records regarding Acquired Fund (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Acquiring Fund at the Closing.

5.6. Each Fund covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Fund deems necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Acquired Fund title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.8. The Trust covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Fund’s operations after the Effective Time.

5.9. Acquired Fund covenants to distribute all the Acquiring Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation of Acquired Fund.

5.10. Subject to this Agreement, the Trust covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to (a) the other Fund’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time and (c) the following further conditions that, at or before that time:

6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board, and certified by such Board’s Secretary;

6.2. That each of the Funds shall have furnished to the other Fund a statement of its assets, liabilities and capital, with values determined as provided in this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund’s President (or any Vice President) or its Treasurer, dated as of the date of the Closing (“Closing Date”), certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Fund since the date of the Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Fund Investments since that date or changes in the market value of the Fund Investments.

6.3. That each of the Funds shall have furnished to the other Fund a certificate signed by its Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

6.4. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties, provided that the Trust may for itself waive any of those conditions;

6.5. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.6. The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 3.5. The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(a) The acquisition by Acquiring Fund of all of the Asset of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

(b) Acquired Fund will not recognize gain or loss upon the transfer of all of its Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(c) Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

(d) Acquiring Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund.

(e) The adjusted basis to Acquiring Fund of the Assets of Acquired Fund received by Acquiring Fund in the Reorganization will be the same as the adjusted basis of those Assets in the hands of Acquired Fund immediately before the exchange, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(f) Acquiring Fund’s holding periods with respect to the Assets of Acquired Fund that Acquiring Fund acquires in the Reorganization will include the respective periods for which those Assets were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(g) The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

(h) The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor.

(i) An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the Reorganization will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

6.7. The Trust, on Acquiring Fund’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that the Trust, on Acquiring Fund’s behalf, assumes all of the Liabilities; and

6.8. At any time before the Closing, the Trust may waive any of the foregoing conditions (except those set forth in paragraphs 6.1, 6.4 and 6.6) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.9. That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Acquired Fund, be contemplated by the Commission.

7.	BROKERAGE FEES AND EXPENSES

7.1. Each Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2. Except as otherwise provided herein, the expenses of the Reorganization shall be paid pro rata by each Fund based on expense ratio savings within the Acquiring Fund post-merger (the combined fund); provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Acquiring Fund Shares under applicable state and federal laws.

7.3. Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

7.4. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a RIC.

8.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Fund has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Funds. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

9.1. By either Fund (a) in the event of the other Fund’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before November 22, 2025, or another date to which the Funds agree; or

9.2. By the Funds’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither the Trust nor any of its trustees, officers, or shareholders, shall have any liability.

10.	INDEMNIFICATION

10.1. Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each, an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

10.2. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

11.	AMENDMENTS

The Funds may amend, modify, or supplement this Agreement at any time in any manner thy mutually agree on in writing.

12.	MISCELLANEOUS

12.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust, on each Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason hereof.

12.3. Notice is hereby given that this instrument is executed and delivered on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the participating Funds but are only binding on and enforceable against its property attributable to and held for the benefit of the participating Funds (in each case, “Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. The Trust, in asserting any rights or claims hereunder on its or a Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

12.4. Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.5. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to John Hancock New Opportunities Fund, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Small Cap Dynamic Growth Fund, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

12.6. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

12.7. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Trust on behalf of each Fund. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

JOHN HANCOCK FUNDS II, on behalf of its series, John Hancock New Opportunities Fund

By:
Name:
Title:

Attest:

Name:
Title:

JOHN HANCOCK FUNDS II, on behalf of its series, John Hancock Small Cap Dynamic Growth Fund

By:
Name:
Title:

Attest:

Name:
Title:

Thank you for mailing your proxy card promptly!

[Logo] John Hancock(R) John Investment Management Distributors LLC

MEMBER FINRA

200 Berkeley Street

Boston, MA 02116

1-800-225-5291 (Class A)

1-888-972-8696 (Class I and Class R6)

1-800-344-1029 (Class NAV)

1-800-338-8080 EASI-Line

jhinvestments.com

Mutual Funds

Institutional Services

Private Managed Accounts

Retirement Plans

[MAILING CODE]

STATEMENT OF ADDITIONAL INFORMATION

May [ ], 2025

JOHN HANCOCK NEW OPPORTUNITIES FUND

(the “Target Fund,” a series of John Hancock Funds II)

AND

JOHN HANCOCK SMALL CAP DYNAMIC GROWTH FUND

(the “Acquiring Fund,” a series of John Hancock Funds II)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated May [ ], 2025). This SAI provides additional information about the Target Fund and the Acquiring Fund (the “Funds”). The Target Fund and the Acquiring Fund are each series of John Hancock Funds II (the “Trust”), a Massachusetts business trust. Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated May [ ], 2025 relating to the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

John Hancock Investment Management LLC

200 Berkeley Street

Boston, Massachusetts 02116

800-225-5291 (Class A and Class C)

888-972-8696 (Class I and Class R6)

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

1.	The Statement of Additional Information for the Target Fund dated January 1, 2025 (the “Target Fund SAI”).

2.	The Statement of Additional Information for the Acquiring Fund dated January 1, 2025 (the “Acquiring Fund SAI”).

3.	The Annual Report of the Trust for the fiscal year ended August 31, 2024 with respect to the Target Fund (the “Target Fund Annual Report”).

4.	The Annual Report of the Trust for the fiscal year ended August 31, 2024 with respect to the Acquiring Fund (the “Acquiring Fund Annual Report”).

5.	The Semiannual Report of the Trust for the fiscal period ended February 28, 2025 with respect to the Target Fund (the “Target Fund Semiannual Report”).

6.	The Semiannual Report of the Trust for the fiscal period ended February 28, 2025 with respect to the Acquiring Fund (the “Acquiring Fund Semiannual Report”).

7.	Supplemental Financial Information.

INFORMATION INCORPORATED BY REFERENCE

The Target Fund SAI and the Acquiring Fund SAI, each as may be supplemented, is incorporated by reference to the Post-Effective Amendment No. 253 to the Trust’s registration statement on Form N-1A, which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) (File Nos. 333-126293, 811-21779), on December 20, 2024 (Accession No. 0001193125-24-282724);

The Target Fund Annual Report is incorporated by reference to the Trust’s report on Form N-CSR (File No. 811-21779) that was filed with the SEC on November 1, 2024 (Accession No.  0000898430-24-000868);

The Acquiring Fund Annual Report is incorporated by reference to the Trust’s report on Form N-CSR (File No 811-21779) that was filed with the SEC on November 1, 2024 (Accession No. 0000898430-24-000867);

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Target Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison of Expenses” section of the Proxy Statement and Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Target Fund is eligible to be held by the Acquiring Fund. However, in connection with the Reorganization, the Target Fund is planning to sell approximately [ %] of its investments and reinvest the proceeds of such sales. Due to the investment process of the Acquiring Fund’s portfolio management team, changes will be made to the Target Fund’s portfolio in advance of the Reorganization and may be made to the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring Fund.

John Hancock Investment Management Distributors LLC,

Member FINRA, SIPC, 200 Berkeley Street, Boston, MA, 02116

800-225-6020, jhinvestments.com

Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.

4520DPX 04/25

John Hancock Investment Management Distributors LLC,

Member FINRA, SIPC, 200 Berkeley Street, Boston, MA, 02116

800-225-6020, jhinvestments.com

Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.

4520SPX 04/25

JOHN HANCOCK FUNDS II

PART C

OTHER INFORMATION

Item 15. Indemnification

No change from the information set forth in Item 30 of the most recently filed amendment to the Registration Statement of John Hancock Funds II (“Registrant”) on Form N-1A under the 1933 Act and the 1940 Act (File Nos. 333-126293 and 811-21779) as filed with the Securities and Exchange Commission (the “SEC”) on February 7, 2025 (accession number 0001193125-24-022322), which information is incorporated herein by reference.

Item 16. Exhibits

1(a)	Amended and Restated Agreement and Declaration of Trust dated January 22, 2016, as amended – previously filed as exhibit (a) to post-effective amendment no. 168 (File Nos. 333-126293 and 811-21779) filed on April 27, 2016, accession number 0001133228-16-009273.

1(a)(1)	Amendment dated May 18, 2017 to the Amended and Restated Agreement and Declaration of Trust dated January 22, 2016, as amended – previously filed as exhibit (a)(2) to post-effective amendment no. 200 (File Nos. 333-126293 and 811-21779) filed on December 28, 2017, accession number 0001133228-17-007021.

1(a)(2)	Amendment dated December 13, 2018 to the Amended and Restated Declaration of Trust dated January 22, 2016 – previously filed as exhibit (a)(1) to post-effective amendment no. 214 (File Nos. 333-126293 and 811-21779) filed on April 24, 2019, accession number 0001133228-19-002392.

1(a)(3)	Amendment dated September 9, 2022 to the Amended and Restated Declaration of Trust dated January 22, 2016 – previously filed as exhibit (a)(3) to post-effective amendment no. 246 (File Nos. 333-126293 and 811-21779) filed on December 23, 2022, accession number 0001133228-22-007869.

2(a)	By-laws of the Registrant dated June 28, 2005 – previously filed as exhibit 99.23(b) to initial registration statement on Form N-1A (File Nos. 333-126293 and 811-21779) filed on June 30, 2005, accession number 0000950135-05-003640..

2(a)(1)	Amendment dated December 13, 2006 to By-laws of the Registrant dated June 28, 2005 – previously filed as exhibit (b)(2) to post-effective amendment no. 160 (File Nos. 333-126293 and 811-21779) filed on November 25, 2015, accession number 0001133228-15-006091.

2(a)(2)	Amendment dated March 10, 2016 to the By-laws of the Registrant dated June 28, 2005, as amended – previously filed as exhibit (b)(3) to post-effective amendment no. 165 (File Nos. 333-126293 and 811-21779) filed on March 28, 2016, accession number 0001133228-16-008538.

3	Not applicable.

4	Form of Agreement and Plan of Reorganization filed herewith as Exhibit A to the Proxy Statement/Prospectus.

5	See Exhibits 1 and 2.

6.(a)	Amended and Restated Advisory Agreement dated June 30, 2020, between John Hancock Funds II (the “Registrant”) and John Hancock Investment Management LLC[1] – previously filed as exhibit (d)(1) to post-effective amendment no. 234 (File Nos. 333-126293 and 811-21779) filed on November 19, 2020, accession number 0001133228-20-007379.

6(a)(1)	Amendment dated November 29, 2023 to Amended and Restated Advisory Agreement dated June 30, 2020 between the Registrant and John Hancock Investment Management LLC, in related to Small Cap Dynamic Growth Fund – previously filed as exhibit (d)(8) to post-effective amendment no 249 (File Nos. 3330126293 and 811-21779) filed on December 21, 2023, accession number 0001193125-23-300789.

6(b)	Subadvisory Agreement dated November 28, 2023 between John Hancock Investment Management LLC and Axiom Investors LLC, in relation to Small Cap Dynamic Growth Fund – previously filed as exhibit (d)(7) to post-effective amendment no. 249 (File Nos. 333-126293 and 811-21779) filed on December 21, 2023, accession number 0001193125-23-300789.

7	Amended and Restated Distribution Agreement dated June 30, 2020 between Registrant and John Hancock Investment Management Distributors LLC[1] – previously filed as exhibit (e) to post-effective amendment no. 234 (File Nos. 333-126293 and 811-21779) filed on November 19, 2020, accession number 0001133228-20-007379.

8	Not Applicable.

9(a)	Master Custodian Agreement dated September 26, 2008 between John Hancock Funds II and State Street Bank and Trust Company – previously filed as exhibit (g) to post-effective amendment no. 22 (File Nos. 333-126293 and 811-21779) filed on December 24, 2008, accession number 0000950135-08-008571.

9(a)(1)	Amendment dated December 14, 2020 to Master Custodian Agreement dated September 26, 2008 between John Hancock Funds II and State Street Bank and Trust Company – previously filed as exhibit (g)(1) to post-effective amendment no. 242 (File Nos. 333-126293 and 811-21779) filed on November 19, 2021, accession number 0001133228-21-005730.

10(a)	Rule 18f-3 Plan. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated December 17, 2014, as amended June 22, 2017 (“18f-3 Plan”), for certain John Hancock Mutual Funds advised by John Hancock Investment Management LLC. – previously filed as exhibit 99.(n) to post-effective amendment no. 179 (File No. 002-10156 and 811-00560) filed on February 28, 2018, accession number 0001133228-18-001177.

10(a)(1)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class A Shares. – previously filed as exhibit (m)(2) to post-effective amendment no. 235 filed on November 20, 2020, accession number0001133228-20-007397..

10(a)(1)(A)	Amendment to Plan of Distribution pursuant to Rule 12b-1 dated June 1, 2021 relating to Class A Shares – previously filed as exhibit (m)(2)(A) to post-effective amendment no. 240 (File Nos. 333-126293 and 811-21779) filed on June 1, 2021, accession number 0001133228-21-003222.

10(b)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class C Shares – previously filed as exhibit (m)(3) to post-effective amendment no. 235 (File Nos. 333-126293 and 811-21779) filed on November 20, 2020, accession number 0001133228-20-007397.

10(c)	Rule 18f-3 Plan. Amended and Restated Multiple Class Plan dated October 23, 2020, pursuant to Rule 18f-3 – previously filed as exhibit (n) to post-effective amendment no. 234 (File Nos. 333-126293 and 811-21779) filed on November 19, 2020, accession number 0001133228-20-007379

11	Opinion and Consent of K&L Gates LLP, regarding legality of issuance of shares and other matters – FILED HEREWITH.

12	Form of Opinion of K&L Gates LLP on tax matters. – FILED HEREWITH.

13(a)	Amended and Restated Transfer Agency and Service Agreement for John Hancock Funds dated July 1, 2013 – previously filed as exhibit (h)(1) to post-effective amendment no. 113 (File Nos. 333-126293 and 811-21779) filed on December 19, 2013, accession number 0001133228-13-005052.

13(a)(1)	Amendment dated June 28, 2021 to the Amended and Restated Transfer Agency and Service Agreement for John Hancock Funds dated July 1, 2013 – previously filed as exhibit (h)(1)(A) to post-effective amendment no. 242 (File Nos. 333-126293 and 811-21779) filed on November 19, 2021, accession number 0001133228-21-005730.

13(a)(2)	Amendment dated December 12, 2024 to the Amended and Restated Transfer Agency and Service Agreement for John Hancock Funds dated July 1, 2013 – previously filed as exhibit (h)(1)(B) to post-effective amendment no. 252 (File Nos. 333-126294 and 811-21779) filed on December 20, 2024, accession number 0001193125-24-282724.

13(b)	Amended and Restated Service Agreement dated June 24, 2021 between the Registrant and the Adviser – previously filed as exhibit (h)(5) to post-effective amendment no. 242 (File Nos. 333-126293 and 811-21779) filed on November 19, 2021, accession number 0001133228-21-005730.

13(c)	Agreement to Waive Advisory Fees and Reimburse Expenses dated June 27, 2024 between the Registrant and John Hancock Investment Management LLC – previously filed as exhibit (h)(9) to post-effective amendment no. 253 (File Nos. 333-126293 and 811-21779) filed on November 22, 2024, accession number 0001193125-24-264020.

13(d)	Service Agreement dated June 30, 2020 among the Registrant, the Adviser, and the Registrant’s Chief Compliance Officer – previously filed as exhibit (h)(7) to post-effective amendment no. 235 (File Nos. 333-126293 and 811-21779) filed on November 20, 2020, accession number 0001133228-20-007397

14	Consent of Independent Registered Public Accounting Firm. – FILED HEREWITH.

15	Not Applicable.

16	Powers of Attorney – FILED HEREWITH.

17	Form of Proxy Card – FILED HEREWITH.

1 Prior to June 28, 2019, John Hancock Investment Management LLC was known as John Hancock Advisers, LLC.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its Registration Statement on Form N-14 filed with the SEC upon the closing of the reorganization contemplated by this Registration Statement on Form N-14.

Exhibit Index

4	Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement/Prospectus)

11	Opinion and Consent of K&L Gates LLP regarding legality of issuance of shares and other matters

12	Form of Opinion of K&L Gates LLP on tax matters

14	Consent of Independent Registered Accounting Firm

16	Power of Attorney

17	Form of Proxy Card

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Funds II, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 28th day of April.

JOHN HANCOCK FUNDS II

By:	/s/ Kristie M. Feinberg
Name:	Kristie M. Feinberg
Title:	President (Chief Executive Officer and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Kristie M. Feinberg Kristie M. Feinberg	President (Chief Executive Officer and Principal Executive Officer)	April 28, 2025

/s/ Fernando A. Silva	Chief Financial Officer	April 28, 2025
Fernando A. Silva	(Principal Financial Officer and Principal Accounting Officer)

/s/ Andrew G. Arnott *	Trustee	April 28, 2025
Andrew G. Arnott

/s/ William K. Bacic *	Trustee	April 28, 2025
William K. Bacic

/s/ James R. Boyle *	Trustee	April 28, 2025
James R. Boyle

/s/ William H. Cunningham *	Trustee	April 28, 2025
William H. Cunningham

/s/ Noni L. Ellison *	Trustee	April 28, 2025
Noni L. Ellison

/s/ Grace K. Fey *	Trustee	April 28, 2025
Grace K. Fey

/s/ Dean Garfield *	Trustee	April 28, 2025
Dean C. Garfield

/s/ Deborah C. Jackson *	Trustee	April 28, 2025
Deborah C. Jackson

/s/ Paul Lorentz *	Trustee	April 28, 2025
Paul Lorentz

/s/ Hassell McClellan *	Trustee	April 28, 2025
Hassell McClellan

/s/ Francis G. Rathke *	Trustee	April 28, 2025
Francis g. Rathke

/s/ Thomas R. Wright *	Trustee	April 28, 2025
Thomas R. Wright

*By: Power of Attorney

*By:	/s/ Thomas Dee
Thomas Dee
Attorney-in-Fact

*	Pursuant to Power of Attorney filed herewith